SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒ Preliminary Proxy Statement        ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

AROTECH CORPORATION
(Exact Name of Registrant as Specified in Charter)
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Arotech Corporation 1229 Oak Valley Drive Ann Arbor, Michigan 48108 Tel: (800) 281-0356 Fax: (734) 761-5368 http://www.arotech.com Nasdaq: ARTX
Robert S. Ehrlich Chairman and Chief Executive Officer

May 10, 2006

Dear Stockholder:

It is our pleasure to invite you to the 2006 Annual Meeting of Stockholders of Arotech Corporation, a Delaware corporation, to be held on Monday, June 19, 2006 at 10:00 a.m. local time in the Lexington Room of the Shelburne Murray Hill Hotel, 303 Lexington Avenue, New York, New York.

Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented at the meeting. You are accordingly urged to carefully review the enclosed proxy materials and to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, or vote electronically through the Internet (at <http://www.voteproxy.com>) or by telephone if you hold your shares in your own name, to ensure your representation and the presence of a quorum at the annual meeting. If you submit your proxy and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Sincerely,

Robert S. Ehrlich
Chairman of the Board of Directors

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1229 Oak Valley Drive Ann Arbor, Michigan 48108

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 19, 2006

To our Stockholders:

Our Annual Meeting of Stockholders will be held in the Lexington Room of the Shelburne Murray Hill Hotel, 303 Lexington Avenue, New York, New York, on Monday, June 19, 2006 at 10:00 a.m. local time, and thereafter as it may be postponed or adjourned from time to time, for the following purposes:

1. To fix the number of Class I directors at two and to elect two Class I directors for a three-year term ending in 2009 and continuing until their successors are duly elected and qualified (beginning on page 2).

2. To consider and act upon a proposal to ratify, for purposes of NASD Marketplace Rule 4350(i)(1)(C)(ii), the issuance in February, March and April of 2006 of warrants expiring March 31, 2008 to purchase up to 3,925,071 shares of our common stock at a price of $0.594 per share (beginning on page 4);

3. To consider and act upon a proposal to amend our Amended and Restated Certificate of Incorporation in order to effect a one-for-eight reverse stock split (beginning on page 7); and.

4. To act upon all other business that may properly come before the meeting or any postponements or adjournments thereof.

Our Board of Directors has fixed the close of business on April 21, 2006 as the record date for determining which stockholders are entitled to notice of the meeting and to vote at the meeting and any postponements or adjournments thereof. If you are unable to be present at the meeting personally, please mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, or vote electronically through the Internet (at <http://www.voteproxy.com>) or by telephone if you hold your shares in your own name. Any stockholder who grants a proxy may revoke it at any time prior to its exercise. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting and you hold your shares in your own name; shares held beneficially in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

By Order of the Board of Directors,

Yaakov Har-Oz
Senior Vice President, General Counsel and Secretary
Ann Arbor, Michigan
May 10, 2006

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY FORM IN THE ENCLOSED STAMPED, SELF- ADDRESSED ENVELOPE AS SOON AS POSSIBLE.

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QUESTIONS AND ANSWERS

Although we encourage you to read the proxy statement in its entirety, we include these Questions and Answers to provide background information and brief answers to several questions that you may have about the Annual Meeting.

Q. What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting, including the following proposals:

1. To fix the number of Class I directors at two and to elect two Class I directors for a three-year term ending in 2009 and continuing until their successors are duly elected and qualified (beginning on page 2).

2. To consider and act upon a proposal to ratify, for purposes of NASD Marketplace Rule 4350(i)(1)(C)(ii), the issuance in February, March and April of 2006 of warrants expiring March 31, 2008 to purchase up to 3,925,071 shares of our common stock at a price of $0.594 per share (beginning on page 4);

3. To consider and act upon a proposal to amend our Amended and Restated Certificate of Incorporation in order to effect a one-for-eight reverse stock split (beginning on page 7); and.

4. To act upon all other business that may properly come before the meeting or any postponements or adjournments thereof.

Q. Why is Arotech seeking stockholder approval for the first proposal?

A. Our by-laws provide for a Board of one or more directors. The number of directors is currently seven. Our Board is composed of three classes of similar size. The members of each class are elected in different years, so that only one-third of the Board is elected in any single year. Under Delaware law, directors of a corporation are elected by the stockholders, so we are presenting the Board of Directors’ slate of Class I directors for election by the stockholders.

Q. Why is Arotech seeking stockholder approval for the second proposal?

A. As a Nasdaq-listed company, we are subject to the Marketplace Rules of the National Association of Securities Dealers. NASD Marketplace Rule 4350(i)(1)(C)(ii) requires stockholder approval for the issuance of securities representing more than 20% of a listed company’s outstanding securities in connection with an acquisition. In February, March and April 2006, we amended certain of our existing warrants to lower the exercise price in exchange for immediate exercise and the granting of a lower number of new warrants (3,925,071, which was 40% of the number of warrants that were exercised) at $0.594 per share, which was a 10% premium to the market price of our stock of February 14, 2006, at the time of the first warrant amendment and issuance. Because Nasdaq could contend that the issuance of the new warrants should be combined with the financings to which the repriced and exercised original warrants related, and because these financings arguably related to acquisitions since some of the funds from the financings were used for that purpose, we have decided to obtain stockholder ratification of the issuance of the new warrants to purchase 3,925,071 shares of our common stock issued by us in February, March and April 2006.

It is important in this connection to note that we do not believe that our issuing these new warrants violated any NASD rules. However, to avoid any doubt we want the issuance of the warrants to be ratified by our stockholders before the warrants may be exercised.

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Q. Why is Arotech seeking stockholder approval for the third proposal?

A. Our board of directors believes that we should implement a reverse stock split to reduce the number of issued and outstanding shares, which are a result, in part, of the Company’s past acquisitions and financings. In addition, our board of directors believes that a reverse stock split will facilitate the continued listing of our common stock on the Nasdaq National Market and may enhance the desirability and marketability of our common stock to the financial community and the investing public.

Our common stock is quoted on the Nasdaq Stock Market. To be quoted on the Nasdaq Stock Market, among other things, a company’s common stock must maintain a minimum bid price of $1.00 per share. On September 27, 2005, the Nasdaq Stock Market, Inc. notified us that our stock had traded for more than 30 consecutive trading days below the $1.00 minimum bid price, and that we had 180 days following our receipt of this notice from the Nasdaq Stock Market to trade above $1.00 for ten (10) consecutive trading days, or we would face delisting from the Nasdaq Stock Market. The bid price of our stock remained below $1.00 during this entire 180-day period, and accordingly, on March 27, 2006, we received notification from the Nasdaq National Market that we were not in compliance with this minimum bid price rule and that we would be delisted. We have appealed this decision, and the Nasdaq Stock Market stayed our delisting pending our appeal. If our appeal is not successful, we will submit an application to list our stock with the Nasdaq Capital Market. The Nasdaq Capital Market has the same $1.00 minimum bid price rule as the Nasdaq National Market; however, under the rules of the Nasdaq Capital Market we have an additional 180 days, or until September 23, 2006, in order to regain compliance with the $1.00 minimum bid price rule. If we do not regain compliance, and our common stock is delisted from the Nasdaq Stock Market, trading in our common stock, if any, would have to be conducted on the OTC Bulletin Board or in the over-the-counter (or “pink sheet”) market. This would likely significantly decrease the liquidity of our common stock. We believe that by reducing the number of shares of our common stock outstanding through a reverse stock split, the bid price of our stock may increase proportionally and we may be able to meet the Nasdaq's minimum bid price requirement, although there is no assurance that this will occur.

Additionally, if we effect the reverse stock split, our board of directors believes that the resulting reduction in the number of our outstanding shares of our common stock will better reflect the current market environment, will be more consistent with comparable companies and may encourage greater interest in our common stock by the investment community. Our board of directors believes that the current market price of our common stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their own portfolios, which reduces the number of potential buyers of our common stock. In addition, analysts at many leading brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. A variety of brokerage house policies and practices also tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that make the handling of lower-priced stocks financially unattractive to brokers. Our board of directors believes that if the reverse stock split raises the trading price of our common stock, our common stock may be more attractive to the investment community, which may increase the liquidity of our common stock.

Q. What shares can I vote?

A. All shares of our common stock owned by you as of the close of business on the record date, April 21, 2006, may be voted by you. These shares include (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a stockbroker, bank or other nominee. Each share of common stock owned by you entitles you to cast one vote on each matter to be voted upon.

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Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A. Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed or sent a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker, bank or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. If you do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

Q. How can I vote my shares in person at the Annual Meeting?

A. Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held beneficially in street name may be voted in person by you at the Annual Meeting only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q. What vote is required to approve each proposal?

A. Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business.

With respect to the first proposal (election of directors), directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

With respect to the second proposal (ratification of the issuance of certain new warrants), pursuant to our by-laws the affirmative vote of a majority of the total votes cast on this proposal, in

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person or by proxy, is required to approve the proposal. As a result, abstentions will have the same practical effect as a negative vote on this proposal, and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

With respect to the third proposal (effecting a reverse split of our common stock), the affirmative vote of a majority of all outstanding shares of our common stock entitled to vote on this proposal is required to approve the proposal. As a result, abstentions and “broker non-votes” (see below) will have the same practical effect as a negative vote on this proposal.

Q. What are “broker non-votes”?

A. Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange, such as the election of directors and the adoption of the increase in authorized shares of common stock. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.” The effect of broker non-votes on each of the three proposals that will be considered at the Annual Meeting is described above and in our proxy statement.

We believe that the proposals for the election of directors and to effect a reverse split of our common stock are considered to be “routine” matters, and hence we do not expect that there will not be a significant number of broker non-votes on these proposals. We believe that the proposal to ratify the issuance of certain new warrants is not a “routine” matter, and hence there may be a significant number of broker non-votes on this proposal.

Q. Where can I find the voting results of the meeting?

A. We will announce preliminary voting results at the meeting and publish final results in a Current Report on Form 8-K to be filed by us with the SEC by Friday, June 23, 2006, by 5:30 p.m. e.d.t.

Q. Who will count the votes?

A. A representative of American Stock Transfer & Trust Company will tabulate the votes and act as the inspector of election.

Q. Who will bear the costs of this solicitation?

A. Our Board of Directors is making this solicitation, and we will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials over the Internet, however, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, we have hired The Altman Group to assist in the solicitation of proxies at a cost of $5,000 plus reasonable out-of-pocket and other expenses. The solicitation of proxies or votes may also be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also have hired ADP, Inc. to assist us in the distribution of proxy materials. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q. What should I do now?

A. You should read this proxy statement carefully and promptly submit your proxy card or vote by telephone or the Internet as provided on the proxy card to ensure that your vote is counted at the Annual Meeting.

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Q. How do I vote if I hold shares directly?

A. You may vote your shares by attending the Annual Meeting in person and completing a ballot or returning your validly executed proxy card at the meeting. The Annual Meeting will begin promptly at 10:00 a.m. local time on Monday, June 19, 2006 in the Lexington Room of the Shelburne Murray Hill Hotel, 303 Lexington Avenue, New York, New York. Attendance at the Annual Meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the Annual Meeting, we encourage you to submit your proxy in advance to ensure the representation of your shares at the Annual Meeting.

If you do not want to attend the Annual Meeting and you hold your shares directly, you may vote by granting a proxy. To grant a proxy, mail your signed proxy card in the enclosed return envelope or vote by telephone or the Internet as provided on the proxy card as soon as possible so that your shares may be represented at the Annual Meeting.

Q. How do I vote if I hold shares in street name?

A. If you do not want to attend the Annual Meeting and hold your shares in a stock brokerage account or if your shares are held by a bank or nominee (i.e., in “street name”), you must provide your broker with directions on how to vote your shares. Your broker will provide you with instructions regarding how to direct your broker to vote your shares. It is important to follow these instructions carefully to ensure your shares are represented at the Annual Meeting. If you do not provide directions to your broker, your shares will not be voted at the Annual Meeting.

If you want to attend the Annual Meeting and hold your shares in street name, you must obtain a signed proxy card from your broker, bank or other nominee acting as record holder that gives you the right to vote the shares. Your broker will provide you with instructions regarding how to obtain a signed proxy card from the bank or other nominee acting as record holder in order to enable you to vote your shares in person at the Annual Meeting.

Q. What does it mean if I receive more than one proxy or voting instruction card?

A. It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q. How can I change my vote after I have mailed my proxy card?

A. If you are a holder of record, you may generally change your vote by delivering a later-dated proxy or written notice of revocation to our Corporate Secretary before the Annual Meeting, or by attending the Annual Meeting and voting in person. If your shares are held in “street name” by your broker, you must follow the instructions received from your broker regarding how to change your vote.

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1229 Oak Valley Drive Ann Arbor, Michigan 48108

ANNUAL MEETING OF THE STOCKHOLDERS
OF AROTECH CORPORATION
TO BE HELD ON JUNE 19, 2006

PROXY STATEMENT

The accompanying proxy is solicited by and on behalf of the Board of Directors of Arotech Corporation, for use at our Annual Meeting of Stockholders and any postponements and adjournments thereof. The meeting is to be held in the Lexington Room of the Shelburne Murray Hill Hotel, 303 Lexington Avenue, New York, New York, on Monday, June 19, 2006 at 10:00 a.m. local time, and thereafter as it may be postponed or adjourned from time to time, for the purposes described in the accompanying Notice of Annual Meeting of Stockholders.

Stockholders of record at the close of business on April 21, 2006 will be entitled to vote at the annual meeting. As of April 21, 2006, there were 113,805,241 shares of our common stock outstanding held of record by 322 stockholders. Each holder of common stock is entitled to one vote per share on each matter that comes before the annual meeting.

This proxy statement and the enclosed form of proxy will be mailed commencing on or about May 10, 2006. We are also mailing our annual report for the fiscal year ended December 31, 2005 to our stockholders along with this proxy statement.

Voting Procedures and Vote Required

Proxies that are properly marked, dated, and signed, or submitted electronically via the Internet or by telephone by following the instructions on the proxy card, and not revoked will be voted at the annual meeting in accordance with any indicated directions. If no direction is indicated, proxies will be voted FOR the fixing of the number of Class I directors at two and the election of the nominees for director set forth below, FOR the proposal to ratify the issuance in February, March and April of 2006 of warrants expiring March 31, 2008 to purchase up to 3,925,071 shares of our common stock at a price of $0.594 per share, FOR amending our Amended and Restated Certificate of Incorporation in order to effect a one-for-eight reverse stock split, and IN THE DISCRETION OF THE HOLDERS OF THE PROXIES with respect to any other business that properly comes before the annual meeting and all matters relating to the conduct of the annual meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will not be considered as voting with respect to that matter. We believe that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

You may revoke your proxy at any time before it is voted by delivering to the Secretary of our company a written revocation or a duly executed proxy bearing a later date than the date of the proxy being revoked (including a proxy voted over the Internet or by telephone). Any record

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stockholder attending the annual meeting in person may revoke his or her proxy and vote his or her shares at the annual meeting.

Votes cast by proxy or in person at the annual meeting will be tabulated by the Inspector of Elections, with the assistance of our transfer agent. The Inspector of Elections will also determine whether or not a quorum is present at the annual meeting. The presence of a quorum is required to transact the business proposed to be transacted at the annual meeting. The presence in person or by proxy of holders of a majority of the outstanding shares of our common stock entitled to vote will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes (as defined above) will be counted for purposes of determining the presence or absence of a quorum.

With respect to the first proposal, directors will be elected by a plurality of the votes cast by the holders of our common stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will have no effect on the vote for election of directors.

With respect to the second proposal, pursuant to our by-laws ratifying the issuance of these new warrants will require the affirmative vote of a majority of the total votes cast on this proposal, in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum; abstentions will have the same practical effect as a negative vote on this proposal, and broker non-votes will not have any effect on the outcome of this proposal.

With respect to the third proposal, amending our Amended and Restated Certificate of Incorporation in order to effect a one-for-eight reverse stock split will require the affirmative vote of a majority of all outstanding shares of our common stock entitled to vote on this proposal. As a result, abstentions and broker non-votes will have the same practical effect as a negative vote on this proposal.

The solicitation of proxies will be conducted by mail and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the annual meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the annual meeting to beneficial owners of our common stock. We have hired The Altman Group to assist in the solicitation of proxies at a cost of $5,000 plus reasonable out-of-pocket and other expenses. We also have hired ADP, Inc. to assist us in the distribution of proxy materials. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. We may conduct further solicitation personally, telephonically or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

We are not aware of any matters other than those described in this proxy statement that will be acted upon at the annual meeting. In the event that any other matters do come before the annual meeting for a stockholder vote, the persons named as proxies in the form of proxy being delivered to you along with this proxy statement will vote in accordance with their best judgment on those matters.

At least ten days before the annual meeting, we will make a complete list of the stockholders entitled to vote at the meeting open to the examination of any stockholder for any purpose germane to the annual meeting. The list will be open for inspection during ordinary business hours at our principal executive offices, which are located at 1229 Oak Valley Drive, Ann Arbor, Michigan 48108, and will also be made available to stockholders present at the annual meeting.

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PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

At the annual meeting, we will consider the election of two Class I directors for three-year terms that expire in 2009. Our five other directors have terms that end in either 2007 or 2008, as indicated below. Unless instructions are given to the contrary, each of the persons named as proxies will vote the shares to which each proxy relates FOR the election of each of the nominees listed below for a term of three years expiring at the annual meeting of stockholders to be held in 2009, and until the nominee’s successor is duly elected and qualified or until the nominee’s earlier death, removal or resignation. The two nominees named below are presently serving as directors and both of them are anticipated to be available for election and able to a serve. However, if they should become unavailable, the proxy will be voted for substitute nominee(s) designated by the Board. The two nominees who receive the greatest number of votes properly cast for the election of directors will be elected.

Our by-laws provide for a Board of one or more directors. The number of directors is currently seven. Our Board is composed of three classes of similar size. The members of each class are elected in different years, so that only approximately one-third of the Board is elected in any single year.

Dr. Eastman and Mr. Esses are designated as Class I directors. Their term expires in 2006. Messrs. Ehrlich and Borey are designated as Class III directors. Their term expires in 2007. Messrs. Rosenfeld and Miller and Prof. Jones are designated as Class II directors. Their term expires in 2008.

Dr. Eastman and Mr. Esses are nominees for Class I directors, with a term expiring in 2009.

The following table contains information concerning the nominees for Class I directors and the other incumbent directors:

Name	Age	Position with Arotech	Class	Director Since
Dr. Jay M. Eastman(2)(4)	57	Director	I	October 1993
Steven Esses(3)	42	President, Chief Operating Officer and Director	I	July 2002
Jack E. Rosenfeld(1)(2)(4)	67	Director	II	October 1993
Lawrence M. Miller(1)(3)(4)	59	Director	II	November 1996
Seymour Jones	74	Director	II	July 2005
Robert S. Ehrlich (3)	68	Chairman of the Board and Chief Executive Officer	III	May 1991
Edward J. Borey(2)(3)	55	Director	III	December 2003

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Executive and Finance Committee.
(4)	Member of the Nominating Committee.

Nominees for Election as Class I Directors

Dr. Jay M. Eastman has been one of our directors since October 1993. Since November 1991, Dr. Eastman has served as President and Chief Executive Officer of Lucid, Inc., which is developing laser technology applications for medical diagnosis and treatment. Dr. Eastman served as Senior Vice President of Strategic Planning of PSC Inc. (“PSCX”), a manufacturer and marketer of laser diode bar code scanners, from December 1995 through October 1997. Dr. Eastman is also a director of Dimension Technologies, Inc., a developer and manufacturer of 3D displays for computer and video displays. From 1981 until January 1983, Dr. Eastman was Director of the University of Rochester’s Laboratory for Laser Energetics, where he was a member of the staff from September 1975 to 1981. Dr. Eastman holds a B.S. and a Ph.D. in Optics from the University of Rochester in New York.

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Steven Esses has been a director since July 2002, our Executive Vice President from January 2003 until December 2005, our Chief Operating Officer since February 2003 and since December 2005 has been our President and Chief Operating Officer. From 2000 until 2002, Mr. Esses was a principal with Stillwater Capital Partners, Inc., a New York-based investment research and advisory company (hedge fund) specializing in alternative investment strategies. During this time, Mr. Esses also acted as an independent consultant to new and existing businesses in the areas of finance and business development. From 1995 to 2000, Mr. Esses founded Dunkin’ Donuts in Israel and held the position of Managing Director and CEO. Prior thereto, he was Director of Retail Jewelry Franchises with Hamilton Jewelry, and before that he served as Executive Director of Operations for the Conway Organization, a major off-price retailer with 17 locations.

Class II Directors

Jack E. Rosenfeld has been one of our directors since October 1993. Mr. Rosenfeld was President and Chief Executive Officer of Potpourri Group Inc. (“Potpourri”), a specialty catalog direct marketer, from April 1998 until June 2003; from June 2003 until February 2005, Mr. Rosenfeld served as Chairman of Potpourri’s Board of Directors and as its CEO, and since February 2005, Mr. Rosenfeld has been Executive Chairman of the Potpourri Board of Directors. Mr. Rosenfeld was President and Chief Executive Officer of Hanover Direct, Inc., formerly Horn & Hardart Co., which operates a direct mail marketing business, from September 1990 until December 1995, and had been President and Chief Executive Officer of its direct marketing subsidiary, from May 1988 until September 1990. Mr. Rosenfeld holds a B.A. from Cornell University in Ithaca, New York and an LL.B. from Harvard University in Cambridge, Massachusetts.

Lawrence M. Miller was elected to the Board of Directors in November 1996. Mr. Miller has been a senior partner in the Washington D.C. law firm of Schwartz, Woods and Miller since 1990. He served from August 1993 through May 1996 as a member of the Board of Directors of The Phoenix Resource Companies, Inc., a publicly traded energy exploration and production company, and as a member of the Audit and Compensation Committee of that board. That company was merged into Apache Corporation in May 1996. Mr. Miller holds a B.A. from Dickinson College in Carlisle, Pennsylvania and a J.D. with honors from George Washington University in Washington, D.C. He is a member of the District of Columbia bar.

Seymour Jones was elected to the Board of Directors in July 2005. Mr. Jones is a clinical professor of accounting at New York University Stern School of Business. Professor Jones teaches courses in auditing, tax and legal aspects of entrepreneurism. He is also the Associate Director of Ross Institute of Accounting Research at Stern School of Business. Professor Jones has been with NYU Stern for ten years. His primary research areas include audit committees, auditing, entrepreneurship, financial reporting, and fraud. Professor Jones has been principal author of numerous books including Conflict of Interest, The Cooper & Lybrand Guide to Growing Your Business, The Emerging Business and The Bankers Guide to Audit Reports and Financial Statements. Before joining NYU Stern, Professor Jones was senior partner at Coopers & Lybrand and S.D. Leidesdorf & Co. Professor Jones is a certified public accountant in New York State. Professor Jones received a B.A. in economics from City College, City University of New York, and an M.B.A. from NYU Stern.

Class III Directors

Robert S. Ehrlich has been our Chairman of the Board since January 1993 and our Chief Executive Officer since October 2002. From May 1991 until January 1993, Mr. Ehrlich was our Vice Chairman of the Board, from May 1991 until October 2002 he was our Chief Financial Officer, and

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from October 2002 until December 2005 Mr. Ehrlich also held the title of President. Mr. Ehrlich was a director of Eldat, Ltd., an Israeli manufacturer of electronic shelf labels, from June 1999 to July 2003. From 1987 to June 2003, Mr. Ehrlich served as a director of PSCX and, between April 1997 and June 2003, Mr. Ehrlich was the chairman of the board of PSCX. PSCX filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in November 2002. Mr. Ehrlich received a B.S. and J.D. from Columbia University in New York, New York.

Edward J. Borey has served as a director since December 2003. Mr. Borey has been Chairman and Chief Executive Officer of WatchGuard Technologies, Inc., a leading provider of network security solutions (NasdaqNM: WGRD), since July 2004. From December 2000 to September 2003, Mr. Borey served as President, Chief Executive Officer and a director of PSCX. PSCX filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in November 2002. Prior to joining PSCX, Mr. Borey was President and CEO of TranSenda (May 2000 to December 2000). Previously, Mr. Borey held senior positions in the automated data collection industry. At Intermec Technologies Corporation (1995-1999), he was Executive Vice President and Chief Operating Officer and also Senior Vice President/General Manager of the Intermec Media subsidiary. Currently, Mr. Borey serves as a Board member at Mbrane (formerly known as Centura Software), and he is on the Advisory Board of TranSenda Software and NextRx. Mr. Borey holds a B.S. in Economics from the State University of New York, College of Oswego; an M.A. in Public Administration from the University of Oklahoma; and an M.B.A. in Finance from Santa Clara University.

Vote Required

Directors will be elected by a plurality of the votes cast by the holders of our common stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the vote for election of directors.

The Board of Directors Recommends a Vote FOR Fixing the
Number of Class I Directors at Two and FOR Election
of the Class I Nominees Described Above

PROPOSAL NUMBER 2

RATIFICATION OF WARRANT ISSUANCE

Reasons for Seeking Stockholder Approval

As a Nasdaq-listed company, we are subject to the Marketplace Rules of the National Association of Securities Dealers. NASD Marketplace Rule 4350(i)(1)(C)(ii) requires stockholder approval for the issuance of securities representing more than 20% of a listed company’s outstanding securities in connection with an acquisition. In February, March and April 2006, we amended certain of our existing warrants to lower the exercise price in exchange for immediate exercise and the granting of a lower number of new warrants (3,925,071, which was 40% of the number of warrants that were exercised) at $0.594 per share, which was a 10% premium to the market price of our stock on February 14, 2006, at the time of the first warrant amendment and issuance. Because Nasdaq could contend that the issuance of the new warrants should be combined with the financings to which the repriced and exercised original warrants related, and because these financings arguably related to acquisitions since some of the funds from the financings were used for that purpose, we have decided to obtain stockholder ratification of the issuance of the new warrants to purchase 3,925,071 shares of our common stock issued by us in February, March and April 2006.

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It is important in this connection to note that we do not believe that our issuing these new warrants violated any NASD rules. However, to avoid any doubt we want the issuance of the warrants to be ratified by our stockholders before the warrants may be exercised.

Board Recommendation

Our Board of Directors has determined that is in the best interests of the Company and our stockholders to approve the proposal ratifying the issuance of the warrants. Accordingly, our Board of Directors unanimously recommends that you vote “FOR” the proposal.

Description of the Warrants

The following description of the warrants that we issued in February, March and April 2006 is qualified in its entirety by reference to the warrants themselves, the form of which is attached as Appendix A to this proxy statement and incorporated by reference herein.

Each warrant entitles the holder to purchase, at an exercise price of $0.594, one share of our common stock. Each warrant is exercisable by the holder at any time and will expire on March 31, 2008.

The warrants are generally exercisable by the holder, in whole or in part, by surrender to us of the warrant, together with a completed exercise agreement, and payment by the holder of the aggregate exercise price in cash, or, in limited circumstances, by effecting a cashless exercise. Upon any exercise of the warrant, we will forward to the holder, as soon as practicable, but not more than three business days after proper exercise, a certificate representing the number of shares of common stock purchased upon exercise. If less than all of the shares represented by the warrant are purchased, we will also deliver to the holder a new warrant representing the right to purchase the remaining shares. The shares of common stock purchased by the holder upon exercise of the warrant will be deemed to have been issued as of the close of business on the date the warrant is surrendered to us as described above.

The terms of the warrants prohibit exercise of the warrants to the extent that exercise of the warrants would result in the holder, together with its affiliates, beneficially owning in excess of 4.999% of our outstanding shares of common stock.

In addition to the above restrictions, the warrants each contain a provision which precludes us from issuing, in connection with the transactions described below, and at prices less than the greater of the book or market value of our common stock, a number of shares of our common stock which, in the aggregate for such transactions, would exceed 19.99% of the number of shares of our common stock outstanding on the date we consummated such transactions. The foregoing limitation will cease to apply in the event that we obtain, prior to any such prohibited issuance, approval of our stockholders under applicable Nasdaq Marketplace Rules to issue in connection with these transactions an aggregate number of shares equal to or in excess of 20% of our outstanding shares of common stock.

In the event that we are prohibited from issuing any warrant shares for which an exercise notice has been received as a result of the operation of the foregoing provision, we must pay the holder of the warrant, in cash, an amount per warrant share equal to the difference between the closing sale price of our common stock on the date of the attempted exercise and the exercise price of the warrant ($0.594), since we would be unable to issue them the shares of common stock to which they would be otherwise entitled under the terms of the warrants, in exchange for cancellation of the warrant.

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The exercise price payable and number of shares purchasable upon exercise of a warrant will generally be adjusted to prevent the dilution of the holder’s beneficial interest in the common stock in the event we:

➢	declare or pay a dividend in shares of common stock or make a distribution of shares of common stock to holders of our outstanding common stock;

➢	subdivide or combine our common stock; or

➢	issue shares of our capital stock in any reclassification of our common stock.

Except as described above, a holder of a warrant will not have any of the rights of a holder of common stock before the common stock is purchased upon exercise of the warrant. Therefore, before a warrant is exercised, the holder of the warrant will not be entitled to receive any dividend payments or exercise any voting or other rights associated with the shares of common stock which may be purchased when the warrant is exercised.

Vote Required

Pursuant to our by-laws, the affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum; abstentions will have the same practical effect as a negative vote on this proposal, and broker non-votes will not have any effect on the outcome of this proposal.

Effect of a Stockholder Approval

If the proposal is approved, the holders of the warrants will be entitled to exercise the warrants at any time following the Annual Meeting through March 31, 2008, when the warrants expire.

Effect of a Failure to Obtain Stockholder Approval

If the proposal is not approved, we would, under the terms of our warrants, be liable to pay the holders of the warrants, in cash, the difference between the market price of our stock at the time they demand exercise of the warrants and the exercise price of the warrant ($0.594 per share), since we would be unable to issue to them the shares of common stock to which they would be otherwise entitled under the terms of the warrants. Accordingly, if this proposal were to be rejected and our stock price subsequently rises, we could be obligated to pay a substantial cash payment that could seriously strain or exceed our financial resources.

Additionally, our current capital resources are limited. If we were required to pay the difference between the per share warrant exercise price of $0.594 and the per share market price of our stock at the time a holder demands payment, then depending upon the price of our stock at such time we might have insufficient cash to make this payment and we would accordingly be required to obtain alternative sources of financing. Alternative sources of financing may not be available to us on favorable terms, or at all.

For the Reasons Set Forth Above,
The Board of Directors Unanimously Recommends
a Vote FOR Ratification of the Issuance of the 2006 Warrants.

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PROPOSAL NUMBER 3

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE
STOCK SPLIT AT A RATIO OF ONE-FOR-EIGHT

General

The Board of Directors has unanimously adopted a resolution seeking stockholder approval to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of one-for-eight. If the stockholders approve the reverse stock split proposal, we intend to implement the reverse stock split as soon as possible thereafter. Notwithstanding approval of this proposal by the stockholders, the Board of Directors may, in its sole discretion, determine not to effect, and abandon, the reverse stock split without further action by our stockholders.

Background

We became a public company and were listed on the Nasdaq Stock Market beginning on February 24, 1994. We currently have approximately 114 million shares of our common stock outstanding. On a fully-diluted basis, however, including all shares issuable upon exercise of currently outstanding options and warrants and upon conversion of currently outstanding convertible debt, we would have over 150 million shares outstanding. Our Board of Directors believes that this creates significant burden of inertia on our stock price, making it difficult for our stock price to rise due to the presence of so many shares.

Our common stock is quoted on the Nasdaq Stock Market. To be quoted on the Nasdaq Stock Market, among other things, a company’s common stock must exceed the Nasdaq Stock Market’s minimum bid price of $1.00 per share. On September 27, 2005, the Nasdaq Stock Market, Inc. notified us that the per share bid price of our stock had been below the $1.00 minimum bid price for more than 30 consecutive trading days, and that we had 180 days following our receipt of this notice from the Nasdaq Stock Market for the per share bid price of our common stock to exceed $1.00 for ten (10) consecutive trading days, or our common stock would face delisting from the Nasdaq Stock Market. The bid price per share of our common stock remained below $1.00 during this entire 180-day period, and accordingly, on March 27, 2006, we received notification from the Nasdaq National Market that we were not in compliance with its minimum bid price rule and that our common stock would be delisted. We have appealed this decision, and the Nasdaq Stock Market stayed our delisting pending our appeal. If our appeal is not successful, we will submit an application to list our common stock with the Nasdaq Capital Market. The Nasdaq Capital Market has the same $1.00 minimum bid price rule as the Nasdaq National Market; however, under the rules of the Nasdaq Capital Market we have an additional 180 days, or until September 23, 2006, to regain compliance with the $1.00 minimum bid price rule. If we do not regain compliance, and our common stock is delisted from the Nasdaq Stock Market, trading in our common stock, if any, would have to be conducted on the OTC Bulletin Board or in the over-the-counter (or “pink sheet”) market. This would likely significantly decrease the liquidity of our common stock. We believe that by reducing the number of shares of our common stock outstanding through a reverse stock split, the price of our stock may increase proportionally, and we may be able to meet the Nasdaq's minimum bid price requirement.

Additionally, if we effect the reverse stock split, our board of directors believes that the resulting reduction in the number of our outstanding shares of our common stock will better reflect the current market environment, will be more consistent with comparable companies and may encourage greater interest in our common stock by the investment community. Our board of directors believes that

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the current market price of our common stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their own portfolios, which reduces the number of potential buyers of our common stock. In addition, analysts at many leading brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. A variety of brokerage house policies and practices also tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that make the handling of lower-priced stocks financially unattractive to brokers. Our board of directors believes that if the reverse stock split raises the trading price of our common stock, our common stock may be more attractive to the investment community, which may increase the liquidity of our common stock.

If the stockholders approve the reverse stock split proposal, we intend to implement the reverse stock split as soon as possible thereafter. Notwithstanding approval of this proposal by the stockholders, the Board of Directors may, in its sole discretion, determine not to effect, and abandon, the reverse stock split without further action by our stockholders. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split.

The reverse stock split will be effected simultaneously for all of our shares of common stock and the exchange ratio will be the same for all of our shares of common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in Arotech, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. As described below, stockholders holding fractional shares will be entitled to cash payments in lieu of such fractional shares. Such cash payments will reduce the number of post-split stockholders to the extent there are stockholders presently holding fewer than 10 shares. This, however, is not the purpose of the reverse stock split. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, following the reverse stock split.

Certain Risk Factors Associated with the Reverse Stock Split

There is no assurance that the total market capitalization of our common stock (determined by multiplying the aggregate number of shares of our common stock then outstanding by the then-current market price) after the proposed reverse stock split will equal or exceed the total market capitalization of our common stock before the proposed reverse stock split or that the per share market price of our common stock following the reverse stock split will equal or exceed the current per share market price of our common stock.

There is no assurance that the market price per share of our common stock after the reverse stock split will increase in proportion to the magnitude of the reduction in the number of shares of our common stock outstanding before the reverse stock split, or at all. For example, based on the market price of our common stock on April 21, 2006 of $0.45 per share and a reverse stock split ratio of one-for-eight, there is no assurance that the post-split market price of our common stock would be $3.60 per share or greater.

Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split and, in the future, the market price per share of our common stock following the reverse stock split may not exceed or remain higher than the market price per share of our common stock prior to the reverse stock split.

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The resulting per share market price after the reverse stock split may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While the Board of Directors believes that a higher stock price may help generate investor interest in our common stock, there is no assurance that completing the reverse stock split will result in a per share stock price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve following the reverse stock split.

A decline in the market price of our common stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of our common stock could be adversely affected following such a reverse stock split.

If the proposed reverse stock split is effected and the market price of our common stock declines, the percentage decline may be greater than that which would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. The market price of our common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

Material Effects of the Proposed Reverse Stock Split

If approved and effected, the proposed reverse stock split will be realized simultaneously for all of our shares of common stock and the exchange ratio will be the same for all of our shares of common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in us, except to the extent that the reverse stock split would otherwise result in any of our stockholders owning a fractional share or option. As described below, stockholders otherwise entitled to fractional shares as a result of the reverse stock split will be entitled to cash payments in lieu of such fractional shares. The reverse stock split will not affect any stockholder’s percentage ownership or proportionate voting power (subject to the treatment of fractional shares). However, because the number of authorized shares of our common stock will not be reduced, the reverse stock split will increase the ability of the Board of Directors to issue authorized and unissued shares without further stockholder action.

The principal effect of the reverse stock split will be that:

➢
the number of shares of our common stock issued and outstanding will be reduced from approximately 114 million shares as of April 21, 2006 to approximately 14.25 million shares, based upon a reverse stock split ratio of one-for-eight;

➢	the number of shares that may be issued upon the exercise of conversion rights by holders of securities convertible into our common stock will be reduced to 12.5% of the original number;

➢	based on a reverse stock split ratio of one-for-eight, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders to acquire shares of our common stock and the conversion price of all outstanding convertible debt, which will result in approximately the

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same aggregate price being required to be paid for such options and warrants upon exercise, and approximately the same amount of convertible debt to be retired upon conversion, as was the case immediately preceding the reverse stock split; and

➢	the number of shares reserved for issuance under our various stock option plans will be reduced to 12.5% of the original number.

In addition, the reverse stock split will increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically may experience an increase in the cost of selling their shares, and may have greater difficulty in effecting sales.

Effect on Fractional Stockholders

You will not receive any fractional shares of common stock as a result of the reverse stock split. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the effective date at the then prevailing prices on the open market, on behalf of those holders who would otherwise be entitled to receive a fractional share. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of common stock. After completing the sale, you will receive a cash payment from the transfer agent in an amount equal to your pro rata share of the total net proceeds of that sale. No transaction costs will be assessed on this sale; however, the proceeds will be subject to federal income tax. In addition, you will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date you receive your payment for the cashed-out shares. The payment amount will be paid to the holder in the form of a check in accordance with the procedures outlined below.

After the reverse stock split, you will have no further interest in us with respect to your cashed-out shares. A person otherwise entitled to a fractional interest will not have any voting, dividend or other rights except the right to receive payment as described above.

You should be aware that, under the escheat laws of the various jurisdictions where our stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain them directly from the state to which they were paid.

Effect on our Employees and Directors and Other Holders of our Options

If you are a current or former Arotech employee or director, the number of shares reserved for issuance under our existing stock option plans will be reduced to 12.5% of the original number. In addition, the number of shares issuable upon the exercise of outstanding options will be reduced to 12.5% of the original number, and the exercise price for such options will be increased to eight times the original exercise price. The aggregate exercise price for your options will remain unchanged.

Effect on Holders of our Warrants and Debentures

If you are a holder of warrants to purchase shares of our common stock or of our 8% Secured Convertible Debentures due September 30, 2006 or our Senior Secured Convertible Notes due March 31, 2008, the number of shares of our common stock into which each security is exercisable or convertible and the exercise or conversion price for such securities will be adjusted proportionately based on a reverse stock split ratio of one-for-eight.

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Effect on Registered and Beneficial Stockholders

Upon a reverse stock split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in “street name.” However, such banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered “Book-entry” Stockholders

Our registered stockholders may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

➢
if you hold registered shares in a book-entry form, you do not need to take any action to receive your post-reverse stock split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-reverse stock split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold.

➢ if you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after the effective date. By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment. Such cash payment is subject to applicable federal income tax and state abandoned property laws. In addition, you will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date you receive your payment.

Effect on Registered Certificated Shares

Some of our registered stockholders hold all their shares in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, American Stock Transfer and Trust Company, as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your stock certificate you will be issued the appropriate number of shares electronically in book-entry form under the direct registration system.

No new shares in book-entry form will be issued to you until you surrender your outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent.

If you are entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under “Effect on Fractional Stockholders.”

At any time after receipt of your direct registration system statement, you may request a stock certificate representing your ownership interest.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Authorized Shares

The reverse stock split would affect all issued and outstanding shares of our common stock and outstanding rights to acquire our common stock. Upon the effectiveness of the reverse stock split, the number of authorized shares of our common stock that are not issued or outstanding would increase due to the reduction in the number of shares of our common stock issued and outstanding based on the reverse stock split ratio selected by the Board of Directors. As of April 21, 2006, we had 250 million shares of authorized common stock and 113,805,241 shares of common stock issued and outstanding. We also have 1,000,000 authorized shares of preferred stock, none of which has been issued. Authorized but unissued shares will be available for issuance, and we may issue such shares in the future. If we issue additional shares, the ownership interest of holders of our common stock will be diluted.

Accounting Matters

The reverse stock split will not affect the par value of our common stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to our common stock on our balance sheet will be reduced proportionately based on the reverse stock split ratio of one-for-eight, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be restated because there will be fewer shares of our common stock outstanding.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of Arotech with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of Arotech, nor is it part of a plan by management to recommend to the Board and stockholders a series of amendments to our Amended and Restated Certificate of Incorporation. Other than the reverse stock split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Amended and Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of Arotech.

No Appraisal Rights

Under the General Corporation Law of the state of Delaware, our stockholders are not entitled to appraisal rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of the material federal income tax consequences of the reverse stock split. This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended, its legislative history, existing and proposed federal income tax regulations, and administrative and judicial interpretations of the Internal Revenue Code and those regulations, all as in effect as of the date of this proxy statement and prospectus and all of which are subject to change,

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possibly with retroactive effect. This discussion does not address all aspects of United States federal income taxation that may be applicable to holders in light of their particular circumstances or to holders subject to special treatment under United States federal income tax law, including, without limitation, partnerships and other pass-through entities, foreign persons (including both entities and nonresident alien individuals), banks and other financial institutions, insurance companies, tax-exempt entities, and dealers in securities or foreign currencies.

Furthermore, this discussion does not address any aspect of state, local, or foreign taxation, or any aspect of United States federal tax laws other than the United States federal income tax. Because this discussion does not address tax consequences which may vary with your individual circumstances, we strongly urge you to consult your own tax advisor as to the specific United States federal, state, local, or foreign income or other tax consequences of the reverse stock split to you.

This discussion is limited to holders who hold their pre-reverse stock split shares as capital assets. A stockholder generally holds stock as a capital asset unless that stockholder holds the stock as stock in trade or other property of a kind which would be included in the stockholder’s inventory if on hand at the close of the taxable year, or primarily for sale to customers in the ordinary course of the stockholder’s trade or business.

Other than the cash payments for fractional shares, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split. In general, stockholders who receive cash in exchange for their fractional share interests in the post-reverse stock split shares as a result of the reverse stock split will recognize gain or loss based upon the difference between the amount of cash received by such holder and the adjusted tax basis in the fractional shares as set forth below, as if such fractional shares were distributed as part of the reverse stock split and then redeemed, subject to the provisions and limitations of section 302 of the Internal Revenue Code (including, without limitation, certain attribution rules that could result in the cash payment being treated as a dividend). The gain or loss will constitute a capital gain or loss and will constitute long-term capital gain or loss if the holder’s holding period is greater than one year as of the effective time. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any fraction of a post-reverse stock split share deemed to have been received, as described above) will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefor. The stockholder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

Procedure for Effecting Reverse Stock Split and Text of Amendment

If the stockholders approve the reverse stock split proposal, we intend to implement the reverse stock split as soon as possible thereafter. The reverse stock split would be implemented by filing a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The reverse stock split will become effective at the time specified in the certificate of amendment, which will most likely be immediately after the filing of the certificate of amendment and which we refer to as the “effective time.” Beginning at the effective time, each certificate representing shares of our common stock before the reverse stock split will automatically be deemed for all corporate purposes to evidence ownership of one-eighth of one share of our common stock after the reverse stock split. All shares issuable upon exercise or conversion of outstanding options, warrants or other securities will automatically be adjusted. The text of the Certificate of Amendment is set forth below. The text of the Certificate of Amendment is subject to

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modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the reverse stock split.

If this proposal is adopted, the following new Sections 2, 3, 4 and 5 would be added to Article FOUR of our Amended and Restated Certificate of Incorporation:

“2. Conversion of Common Stock. At the time of the filing of this amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, (a) each eight (8) shares of issued and outstanding common stock shall automatically, without the necessity of any further action on the part of the holder thereof, be changed and reclassified into one (1) share of common stock. Upon the occurrence of the reclassification effected by this Article Four, Section 2 (the “Conversion”), each certificate for outstanding shares of common stock dated prior to the effective date of the Conversion (“Old Common Stock”) shall evidence, and be deemed to evidence, the number of shares of common stock into which the shares previously evidenced by such certificate shall have been reclassified in accordance with this Article Four, Section 2, and the Conversion shall become effective in accordance with the terms hereof, whether or not any or all of the certificates evidencing Old Common Stock shall have been surrendered or new certificates evidencing the number of shares of common stock into which such shares have been reclassified have been issued in accordance with Article Four, Section 3 hereof.

“3. Subsequent Reissuance of Certificates. Following the occurrence of the Conversion, each holder of shares of Old Common Stock shall be sent a letter of transmittal from the Corporation’s transfer agent and shall either (a) surrender each certificate evidencing any such shares pursuant to the instructions in such letter of transmittal or (b) notify the Corporation that such certificate has been lost, stolen or destroyed and execute an agreement satisfactory to the Corporation and its transfer agent to indemnify the Corporation and its transfer agent from any loss incurred by it in connection with the reissuance of such lost, stolen or destroyed certificate. The Corporation shall thereupon issue and deliver or cause to be issued and delivered to such holder a certificate or certificates, in the name shown on such certificate evidencing Old Common Stock, for the number of whole shares of common stock into which the shares of Old Common Stock evidenced by the surrendered (or lost, stolen or destroyed) certificate have been reclassified, dated as of the date on which the Conversion become effective. The Corporation shall not be obligated to issue any certificate evidencing shares of common stock in connection with the Conversion except in accordance with this Article Four, Section 3.

“4. Fractional Shares. Notwithstanding the foregoing, no fraction of a share of common stock shall be issued by virtue of the Conversion, but in lieu thereof, each holder of shares of Old Common Stock who would otherwise be entitled to a fraction of a share of common stock (after aggregating all fractional shares of Common Stock to be received by such holder) shall receive from the Corporation the number of shares of common stock the holder would otherwise be entitled to, rounded down to the next number of whole shares of common stock.

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“5. Par Value of Common Stock. The par value of the Common Stock as set forth in Article Four, Section 1A hereof shall remain unchanged by the Conversion.”

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on this proposal will be required for approval of this proposal. As a result, abstentions and broker non-votes will have the effect of votes against the proposal.

The Board of Directors Recommends a Vote FOR Approval of the Amendment
to our Amended and Restated Certificate of Incorporation
to Effect a Reverse Stock Split at a Ratio of One-for-Eight

CORPORATE GOVERNANCE

We operate within a corporate governance plan for the purpose of defining responsibilities, setting high standards of professional and personal conduct, and assuring compliance with such responsibilities and standards. We monitor developments in the area of corporate governance. The Board has initiated actions consistent with the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission and The Nasdaq Stock Market.

In the fiscal year ending December 31, 2005, the Board held ten meetings. All directors except for Prof. Seymour Jones attended at least 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which such director serves.

As of January 1, 2006, members of the Board of Directors satisfy the applicable independent director requirements of both the Securities and Exchange Commission and Rule 4200 of The Nasdaq Stock Market. Our non-management directors meet regularly in executive session separate from management.

It is our policy that each of our directors is invited and encouraged to attend our annual meeting of stockholders. All of our directors attended our 2005 annual meeting of stockholders.

Our Board of Directors has an Audit Committee, a Compensation Committee, a Nominating Committee and an Executive and Finance Committee. The composition of the various committees of the Board of Directors is as follows (the name of the chairman of each committee appears in italics):

Audit Committee	Compensation Committee	Nominating Committee	Executive and Finance Committee
Seymour Jones Lawrence M. Miller Jack E. Rosenfeld	Jay M. Eastman Jack E. Rosenfeld Edward J. Borey	Jack E. Rosenfeld Lawrence M. Miller Jay M. Eastman	Robert S. Ehrlich Steven Esses Lawrence M. Miller Edward J. Borey

Executive and Finance Committee

The Executive and Finance Committee, created in July 2001, exercises the powers of the Board during the intervals between meetings of the Board, in the management of our property, business and affairs (except with respect to certain extraordinary transactions).

The Executive and Finance Committee consists of Messrs. Ehrlich (Chair), Esses, Miller and Borey.

The Executive and Finance Committee held three meetings during the fiscal year ending December 31, 2005.

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Audit Committee

Created in December 1993, the purpose of the Audit Committee is to review with management and our independent auditors the scope and results of the annual audit, the nature of any other services provided by the independent auditors, changes in the accounting principles applied to the presentation of our financial statements, and any comments by the independent auditors on our policies and procedures with respect to internal accounting, auditing and financial controls. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. In addition, the Audit Committee is charged with the responsibility for making decisions on the engagement, compensation, retention and oversight of the work of our independent auditors.

The Audit Committee consists of Prof. Jones (Chair) and Messrs. Miller and Rosenfeld. Each member of the Audit Committee is an “independent director,” as that term is defined in Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers (NASD) and under Item 7(d)(3)(iv) of Schedule 14A of the proxy rules under the Exchange Act. All Audit Committee members possess the required level of financial literacy. Mr. Wasserman has been designated as the “Audit Committee’s Financial Expert.” The Audit Committee operates under a formal charter that governs its duties, which charter is publicly available through a hyperlink located on the investor relations page of our website, at http://www.arotech.com/compro/investor.html. Additionally, in compliance with SEC rules we are required to append a copy of the Audit Committee Charter to our proxy statement at least once every three years. We last sent a copy of our charter to our stockholders in our 2003 proxy statement. We have accordingly attached a copy of our Audit Committee Charter as Appendix B hereto.

The Audit Committee held six meetings during the fiscal year ending December 31, 2005.

Compensation Committee

The Compensation Committee was established in December 1993. The duties of the Compensation Committee are to recommend compensation arrangements for our executive officers and review annual compensation arrangements for all other officers and significant employees.

The Compensation Committee consists of Dr. Eastman (Chair) and Messrs. Rosenfeld and Borey. Each member of the Compensation Committee is an independent director as that term is defined in the NASD listing standards.

The Compensation Committee held five meetings during the fiscal year ending December 31, 2005.

Nominating Committee

The Nominating Committee, created in February 2003, identifies and proposes candidates to serve as members of the Board of Directors. Proposed nominees for membership on the Board of Directors submitted in writing by stockholders to Arotech’s Secretary will be brought to the attention of the Nominating Committee.

The Nominating Committee held one meeting during the fiscal year ending December 31, 2005.

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The Nominating Committee consists of Mr. Rosenfeld (Chair), Mr. Miller and Dr. Eastman. Each member of the Nominating Committee is an independent director as that term is defined in the NASD listing standards. The Nominating Committee makes recommendations to the Board of Directors regarding new directors to be selected for membership on the Board of Directors and its various committees. The Nominating Committee operates under a formal charter that governs its duties. The Nominating Committee’s charter is publicly available through a hyperlink located on the investor relations page of our website, at http://www.arotech.com/compro/investor.html.

Policies Regarding Director Qualifications

The Board has adopted policies regarding director qualifications. To be considered for nomination as a director, any candidate must meet the following minimum criteria:

a. Ability and willingness to undertake a strategic governance role, clear and distinct from the operating role of management.

b. High-level leadership experience in business, government, or other major complex professional or non-profit organizations that would have exposed the individual to the challenges of leadership and governance in a dynamic and highly competitive marketplace.

c. Highly accomplished in their respective field, with superior credentials and recognition.

d. Demonstrated understanding of the elements and issues relevant to the success of a large publicly-traded company in the current volatile business, legal and governance environment.

e. Demonstrated business acumen and creative/strategic thinking ability.

f. Personal Characteristics:

➢ Ability and willingness to contribute special competencies to the Board in a collaborative manner. The areas of expertise required at any point in time may vary, based on the existing composition of the Board. They may include, but would not be limited to, capabilities honed as a CEO or a senior functional leader in operations, finance, information technology, marketing, organizational development, and experience making step change to transform a business.

➢ Personal integrity and highest ethical character. Absence of any conflicts of interest, either real or perceived.

➢ Willingness to apply sound and independent business judgment, enriching management and Board proposals or challenging them constructively as appropriate.

➢ Willing to exert influence through strong influence skills and constructive teamwork. This is essential to effective collaboration with other directors as well as providing constructive counsel to the CEO.

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➢ Understanding of and full commitment to our governance principles and the obligation of each director to contribute to good governance, corporate citizenship, and corporate image for Arotech.

➢ Willingness to devote the time necessary to assume broad fiduciary responsibility and to participate fully in Arotech governance requirements with appropriate due diligence and attention.

In this regard, each nominee will be asked to disclose the boards of directors on which he or she currently sits, and each current director will be asked to inform the Nominating Committee of additional corporate board nominations (both for-profit and non-profit). This notification is to ensure appropriate dialogue about the impact of the added responsibilities on the individual’s availability to perform thoroughly his or her duties as an Arotech director.

The Board of Directors will consist of a majority of people who are active, primarily in business roles, and selected retired individuals. Those active in the business community will bring the most current business thinking, and retirees will bring their long experience and seasoned business judgment. Every effort will be made to achieve diversity in the Board’s membership.

From time to time, the particular capabilities needed to round out the total Board’s portfolio of competencies may vary. The Nominating Committee is empowered to consider the demographics of the total Board as it considers the requirements for each Board vacancy and to identify particular unique capabilities needed at that point in time.

Policies Regarding Director Nominations

The Board’s Nominating Committee is responsible for the Board of Director’s nomination process. New candidates for the Board of Directors may be identified by existing directors, a third party search firm (paid for its professional services) or may be recommended by stockholders. In considering new candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate. However, all director nominees will be evaluated against the same standards and in the same objective manner, based on competencies and personal characteristics listed above, regardless of how they were identified. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

➢	The name of the stockholder and evidence of the person’s ownership of our stock, including the number of shares owned and the length of time of ownership; and

➢
The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of Arotech and the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board of Directors.

The stockholder recommendation and information described above must be sent to Arotech’s Secretary at 1229 Oak Valley Drive, Ann Arbor, Michigan 48108, and must be received by Arotech’s Secretary not less than 120 days prior to the anniversary date of our most recent annual meeting of stockholders.

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Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the Nominating Committee will request information from the candidate, review the person’s accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conduct one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, the Board of Directors may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Codes of Ethics

We have adopted a Code of Ethics, as required by Nasdaq listing standards and the rules of the SEC, that applies to our principal executive officer, our principal financial officer, and our principal accounting officer, as well as a more general code of conduct that applies to our other directors, officers and employees. The Code of Ethics is publicly available through a hyperlink located on the investor relations page of our website, at http://www.arotech.com/compro/investor.html. If we make substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, that applies to anyone subject to the Code of Ethics, we will disclose the nature of such amendment or waiver on the website or in a report on Form 8-K in accordance with applicable Nasdaq and SEC rules.

COMPENSATION AND OTHER MATTERS

Director Compensation

Non-employee members of our Board of Directors are paid $2,500 (plus expenses) for each Board of Directors meeting attended, $2,000 (plus expenses) for each meeting of the Audit Committee of the Board of Directors attended, and $1,000 (plus expenses) for each meeting of all other committees of the Board of Directors attended. In addition, we have adopted a Non-Employee Director Stock Option Plan pursuant to which non-employee directors receive an initial grant of options to purchase 50,000 shares of our common stock upon the effective date of such plan or upon the date of his or her election as a director. Thereafter, non-employee directors will receive, on June 1 of each year, options to purchase 35,000 shares of our common stock for each year of service on the Board. All such options are granted at fair market value on the date of grant and vest over three years from the date of the grant in equal annual installments. During 2005, our directors agreed to an interim reduction in their fees of 25% as part of our overall cost-cutting strategy.

Executive Officer Compensation

General

Our Chief Executive Officer and the other highest paid executive officers (of which there were two) who were compensated at a rate of more than $100,000 in salary and bonuses during the year ended December 31, 2005 (collectively, the “Named Executive Officers”) are Israeli residents, and thus certain elements of the compensation that we pay them are structured as is customary in Israel.

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During 2005, 2004 and 2003, compensation to our Named Executive Officers took several forms:

➢ cash salary;

➢ bonus, some of which was paid in cash in the year in which it was earned and some of which was accrued in the year in which it was earned but paid in cash in a subsequent year;

➢ cash reimbursement for taxes paid by the Named Executive Officer and reimbursed by us in accordance with Israeli tax regulations;

➢ accruals (but not cash payments) in respect of contractual termination compensation in excess of the Israeli statutory minimum;

➢ accruals (but not cash payments) in respect of pension plans, which consist of a savings plan, life insurance and statutory severance pay benefits, and a continuing education fund (as is customary in Israel);

➢ stock options;

➢ grants of restricted stock, where the sale of such stock is prohibited for a period of two years and such stock is forfeit to us should the Named Executive Officer’s employment be terminated for cause, as defined in such Executive’s employment agreement (e.g., fraud, reckless or willful misconduct, etc.); and

➢ other benefits, primarily consisting of annual statutory holiday pay and redemption of unused vacation days and sick days.

The specific amounts of each form of compensation paid to each Named Executive Officer appear in the summary compensation table and the notes thereto appearing under “Summary Compensation Table,” below.

Summary Compensation Table

The following table, which should be read in conjunction with the explanations provided above, shows the compensation that we paid (or accrued), in connection with services rendered for 2005, 2004 and 2003, to our Named Executive Officers.
SUMMARY COMPENSATION TABLE(1)
		Annual Compensation			Long Term Compensation		All Other Compensation
Awards
Name and Principal Position	Year	Salary	Bonus	Tax Reimbursement	Restricted Stock Awards(2)	Securities Underlying Options	Changes in Accruals for Sick Days, Vacation Days, and Termination Compensation	Payment to Pension and Education Funds	Others
Robert S. Ehrlich Chairman of the Board, Chief Executive Officer and director*	2005	$275,362	$49,875		$26,340	$0	0	(3)	$(51,363)	(4)	$45,362		$112,413	(5)
	2004	$275,907	$175,000		$29,103	$626,350	50,000		$133,898	(6)	$548,477	(7)	$19,893
	2003	$259,989	$180,000	(8)	$27,211	$0	2,035,000		$80,713	(9)	$48,228		$678

Steven Esses President, Chief Operating Officer and director**	2005	$56,722	(10)	$112,000	(11)	$22,666	$0	114,860	(12)	$228,403	(13)	$12,466	$13,607
	2004	$65,506	(14)	$106,000	(15)	$25,273	$221,100	0		$3,759	(16)	$12,116	$12,940
	2003	$0		$0		$0	$0	1,035,000		$0		$0	$0

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		Annual Compensation			Long Term Compensation		All Other Compensation
Awards
Name and Principal Position	Year	Salary	Bonus	Tax Reimbursement	Restricted Stock Awards(2)	Securities Underlying Options	Changes in Accruals for Sick Days, Vacation Days, and Termination Compensation	Payment to Pension and Education Funds	Others
Avihai Shen Vice President - Finance and Chief Financial Officer***	2005	$157,013	$0	$7,889	$0	0	$70,479	(17)	$23,121	$39,476	(18)
	2004	$155,845	$97,000	$6,407	$54,900	18,750	$34,972	(19)	$26,889	$476
	2003	$123,988	$0	$8,653	$0	608,750	$6,471	(20)	$23,133	$463

*	Mr. Ehrlich ceased to hold the title of President in December 2005.
**
Mr. Esses became an executive officer in January 2003. His compensation as an officer during 2003 consisted solely of stock options. In December 2005, Mr. Esses became our President; prior thereto, he held the title of Executive Vice President.

***	Mr. Shen ceased to act as our Chief Financial Officer in February 2006, and his employment with us terminated on March 31, 2006.
(1)
We paid the amounts reported for each named executive officer in U.S. dollars and/or New Israeli Shekels (NIS). We have translated amounts paid in NIS into U.S. dollars at the exchange rate of NIS into U.S. dollars at the time of payment or accrual.

(2)
Based on the closing market price of our stock on the Nasdaq Stock Exchange on the date of grant multiplied by the number of shares awarded. As of December 31, 2004, our Named Executive Officers held 635,000 restricted shares. Of these shares, the restrictions on 530,000 shares are scheduled to expire on August 4, 2006, and the restrictions on 105,000 are scheduled to expire on December 8, 2006. The value of the restricted shares held by our Named Executive Officers on December 31, 2004, based on the closing price of our stock on the Nasdaq Stock Exchange on that date, was $902,350.

(3)
During 2005, no new options were granted to Mr. Ehrlich; however, 600,000 of Mr. Ehrlich’s options were repriced in 2005 from an average exercise price of $1.19 to a new exercise price of $0.39. See “Report on Repricing of Options,” below. Additionally, 784,167 of Mr. Ehrlich’s options expired or were cancelled during 2005.

(4)
Of this amount, $67,024 represents our accrual for severance pay that will be payable to Mr. Ehrlich upon his leaving our employ other than if he is terminated for cause, such as a breach of trust; $(51,928) represents the decrease of the accrual for vacation days redeemable by Mr. Ehrlich; $(40,483) represents the decrease of the accrual for sick days redeemable by Mr. Ehrlich; and $(25,976) represents the decrease of our accrual for severance pay that would be payable to Mr. Ehrlich under the laws of the State of Israel if we were to terminate his employment.

(5)	Of this amount, $61,195 represents payment for redemption of accrued but unused vacation days, and $33,394 represents payment for redemption of accrued but unused sick days.
(6)
Of this amount, $76,766 represents our accrual for severance pay that would be payable to Mr. Ehrlich upon a “change of control” or upon the occurrence of certain other events; $28,603 represents the increase of the accrual for vacation days redeemable by Mr. Ehrlich; and $28,529 represents the increase of our accrual for severance pay that would be payable to Mr. Ehrlich under the laws of the State of Israel if we were to terminate his employment.

(7)
Of this amount, $500,000 was deposited by us in a Rabbi Trust for Mr. Ehrlich’s benefit. Pursuant to the terms of the Rabbi Trust, funds in the Rabbi Trust continue to be owned by us, and benefit from all gains and bear the risk of all losses resulting from investments of Rabbi Trust funds. See “Employment Contracts - Robert S. Ehrlich,” below.

(8)
We paid Mr. Ehrlich $180,000 during 2004 in satisfaction of his bonus from 2003 to which he was entitled according to his contract. Of this amount, we accrued $99,750 for Mr. Ehrlich in satisfaction of the 2003 bonus to which he was entitled according to his contract; the remainder was the result of the approval in 2004 by the Compensation Committee of a higher bonus for 2003 than Mr. Ehrlich’s contractual minimum.

(9)
Of this amount, $92,075 represents our accrual for severance pay that would be payable to Mr. Ehrlich upon a “change of control” or upon the occurrence of certain other events; $3,451 represents the increase of the accrual for sick leave and vacation days redeemable by Mr. Ehrlich; and $(14,813) represents the decrease of our accrual for severance pay that would be payable to Mr. Ehrlich under the laws of the State of Israel if we were to terminate his employment.

(10)
Does not include $178,176 that we paid in consulting fees to Sampen Corporation, a New York corporation owned by members of Steven Esses’s immediate family, from which Mr. Esses receives a salary. See “Certain Relationships and Related Transactions - Consulting Agreement with Sampen Corporation,” below.

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(11)
Includes a $100,000 signing bonus that was paid to Mr. Esses in 2005 and the $12,000 minimum bonus to which Mr. Esses is entitled pursuant to the terms of his employment contract. Does not include $30,720 that we paid as a bonus to Sampen Corporation, a New York corporation owned by members of Steven Esses’s immediate family, from which Mr. Esses receives a salary. See “Certain Relationships and Related Transactions - Consulting Agreement with Sampen Corporation,” below..

(12)
In addition to the grant of 114,860 new options during 2005, 885,140 of Mr. Esses’s options were repriced in 2005 from an average exercise price of $0.80 to a new exercise price of $0.39. See “Report on Repricing of Options,” below.

(13)
Of this amount, $186,707 represents the increase of our accrual for severance pay that would be payable to Mr. Esses if we were to terminate his employment; and $41,369 represents the increase of the accrual for sick leave and vacation days redeemable by Mr. Esses.

(14)
Does not include $208,100 that we paid in consulting fees to Sampen Corporation, a New York corporation owned by members of Steven Esses’s immediate family, from which Mr. Esses receives a salary. See “Certain Relationships and Related Transactions - Consulting Agreement with Sampen Corporation,” below.

(15)
Does not include $110,000 that we paid as a bonus to Sampen Corporation, a New York corporation owned by members of Steven Esses’s immediate family, from which Mr. Esses receives a salary. See “Certain Relationships and Related Transactions - Consulting Agreement with Sampen Corporation,” below.

(16)	Represents the increase of the accrual for vacation days redeemable by Mr. Esses.
(17)
Of this amount, $104,602 represents the increase of our accrual for severance pay that would be payable to Mr. Shen if we were to terminate his employment; $(28,597) represents the decrease of the accrual for sick leave and vacation days redeemable by Mr. Shen; and $(5,526) represents the decrease in our accrual for severance pay that would be payable to Mr. Shen under the laws of the State of Israel if we were to terminate his employment. Mr. Shen left our employ effective March 31, 2006, and these amounts were accordingly paid to him.

(18)	Of this amount, $35,131 represents payment to Mr. Shen for redemption of accrued but unused vacation days.
(19)
Of this amount, $21,568 represents the increase in our accrual for vacation days redeemable by Mr. Shen; and $13,404 represents the increase of our accrual for severance pay that would be payable to Mr. Shen under the laws of the State of Israel if we were to terminate his employment.

(20)
Of this amount, $8,369 represents the increase of the accrual for vacation days redeemable by Mr. Shen; and $(1,628) represents the decrease of our accrual for severance pay that would be payable to Mr. Shen under the laws of the State of Israel if we were to terminate his employment.

Executive Loans

In 1999, 2000 and 2002, we extended certain loans to our Named Executive Officers. These loans are summarized in the following table, and are further described under “Certain Relationships and Related Transactions - Officer Loans,” below.

Name of Borrower	Date of Loan	Original Principal Amount of Loan	Amount Outstanding as of 12/31/05	Terms of Loan
Robert S. Ehrlich	12/28/99	$167,975	$201,570	Ten-year non-recourse loan to purchase our stock, secured by the shares of stock purchased.
Robert S. Ehrlich	02/09/00	$789,991	$692,102	Twenty-five-year non-recourse loan to purchase our stock, secured by the shares of stock purchased.
Robert S. Ehrlich	06/10/02	$36,500	$40,343	Twenty-five-year non-recourse loan to purchase our stock, secured by the shares of stock purchased.

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Stock Options

The table below sets forth information with respect to stock options granted to the Named Executive Officers for the fiscal year 2005.

Option Grants in Last Fiscal Year
	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	Number of Securities Underlying Options Granted	% of Total Options granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Steven Esses	114,860	6.8%	$ 0.39	12/29/10	$ 27,348	$27,348

(1)
The potential realizable value illustrates the value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the executive officer’s continued employment through the vesting period. The gains shown are net of the option exercise price, but do not include deductions for taxes and other expenses payable upon the exercise of the option or for sale of the underlying shares of common stock. The 5% and 10% rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future increases in the price of our stock. There can be no assurance that the amounts reflected in this table will be achieved, and unless the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

The table below sets forth information for the Named Executive Officers with respect to aggregated option exercises during fiscal 2005 and fiscal 2005 year-end option values.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert S. Ehrlich	-	$-	2,100,000	0	$0	$0
Steven Esses	-	$-	1,035,000	0	$0	$0
Avihai Shen	-	$-	619,653	0	$0	$0
(1)	Options that are “in-the-money” are options for which the fair market value of the underlying securities on December 31, 2005 ($0.37) exceeds the exercise or base price of the option.

REPORT OF THE COMPENSATION COMMITTEE ON OPTIONS REPRICING

During 2005, we approved the repricing of 600,000 of Mr. Ehrlich’s stock options from exercise prices ranging between $0.61 and $1.43 to a new exercise price of $0.39, and 885,140 of Mr. Esses’s stock options from exercise prices ranging between $0.43 and $1.28 to a new exercise price of $0.39. The closing market price of our common stock on the date of the repricing was $0.39. This repricing was implemented to address the substantial loss in value of the outstanding stock options held by Messrs. Ehrlich and Esses and the increasing inability of those options to serve as a meaningful performance incentive for them. Additionally, we accelerated vesting of 557,340 of our outstanding unvested stock options to make such options immediately vested and exercisable. The decision to accelerate the vesting of those options and to grant fully vested options was based primarily upon the issuance of SFAS No. 123R, which will require us to treat all unvested stock options as

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compensation expense effective January 1, 2006. We believe that the acceleration of vesting of those options will enable us to avoid recognizing stock-based compensation expense associated with these options in future periods. Additional purposes of reasons for the fully vested grant and for the acceleration were to make the options more attractive to the recipients, and to avoid discrimination between groups of option holders, respectively.

Submitted by the Compensation Committee

Dr. Jay M. Eastman
Jack E. Rosenfeld
Edward J. Borey

Report on Repricing of Options

The table below sets forth information for all Executive Officers with respect to repricing of options for the ten years preceding December 31, 2005.

Ten-Year Option Repricings
Name and Principle Position	Date	Number of Securities Underlying Options Repriced or Amended	Market Price of Stock at Time of Repricing or Amendment ($)	Exercise Price at Time of Repricing or Amendment ($)	New Exercise Price ($)	Length of Original Option Term Remaining at Date of Repricing or Amendment (Years)
Robert S. Ehrlich Chairman, Chief Executive Officer and director	12/29/05	28,500	$0.39	$1.375	$0.39	3.84
	12/29/05	48,000	$0.39	$1.430	$0.39	5.81
	12/29/05	166,000	$0.39	$1.430	$0.39	5.65
	12/29/05	72,500	$0.39	$1.300	$0.39	5.83
	12/29/05	65,625	$0.39	$1.420	$0.39	2.00
	12/29/05	15,625	$0.39	$0.730	$0.39	2.00
	12/29/05	65,625	$0.39	$0.850	$0.39	2.00
	12/29/05	88,125	$0.39	$0.610	$0.39	2.00
	12/29/05	50,000	$0.39	$1.200	$0.39	3.61

Steven Esses President, Chief Operating Officer and director	12/29/05	450,140	$0.39	$0.430	$0.39	2.07
	12/29/05	100,000	$0.39	$0.850	$0.39	7.53
	12/29/05	300,000	$0.39	$1.280	$0.39	7.79
	12/29/05	35,000	$0.39	$1.280	$0.39	7.79

Employment Contracts

Robert S. Ehrlich

Mr. Ehrlich is party to an employment agreement with us executed in May 2005, effective as of January 1, 2005. The term of this employment agreement expires on December 31, 2007, and is extended automatically for additional terms of one year each unless either Mr. Ehrlich or we terminate the agreement sooner.

The employment agreement provides for a base salary of $23,750 per month in 2005, $25,000 per month in 2006, and $26,500 per month in 2007, as adjusted annually for Israeli inflation and devaluation of the Israeli shekel against the U.S. dollar, if any. Additionally, the board may at its discretion raise Mr. Ehrlich’s base salary.

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The employment agreement provides that we will pay a bonus, on a sliding scale, in an amount equal to a minimum of 35% of Mr. Ehrlich’s annual base salary then in effect, up to a maximum of 90% of his annual base salary then in effect if the results we actually attain for the year in question are 120% or more of the amount we budgeted at the beginning of the year.

The employment agreement also contains various benefits customary in Israel for senior executives, tax and financial planning expenses and an automobile, and contains confidentiality and non-competition covenants. Pursuant to the employment agreement, we granted Mr. Ehrlich demand and “piggyback” registration rights covering shares of our common stock held by him.

We can terminate Mr. Ehrlich’s employment agreement in the event of death or disability or for “Cause” (defined as conviction of certain crimes, willful failure to carry out directives of our board of directors or gross negligence or willful misconduct). Mr. Ehrlich has the right to terminate his employment upon a change in our control or for “Good Reason,” which is defined to include adverse changes in employment status or compensation, our insolvency, material breaches and certain other events. Additionally, Mr. Ehrlich may terminate his agreement for any reason upon 120 days’ notice. Upon termination of employment, the employment agreement provides for payment of all accrued and unpaid compensation, and (unless we have terminated the agreement for Cause or Mr. Ehrlich has terminated the agreement without Good Reason and without giving us 120 days’ notice of termination) bonuses due for the year in which employment is terminated (in an amount of not less than 35% of base salary) and severance pay in the amount of $1,625,400 and bonus at the minimum rate, except that in the event of termination of the agreement following a change of control, the amount payable is doubled. Furthermore, certain benefits will continue and all outstanding options will be fully vested.

Pursuant to the terms of our employment agreement Mr. Ehrlich, funds to secure payment of Mr. Ehrlich’s contractual severance are to be deposited in a Rabbi Trust for his benefit, with payments to the Rabbi Trust to be made pursuant to an agreed-upon schedule. As of December 31, 2005, a total of $454,859 had been deposited in this Rabbi Trust. Pursuant to the terms of the Rabbi Trust, funds in the Rabbi Trust continue to be owned by us, and benefit from all gains and bear the risk of all losses resulting from investments of Rabbi Trust funds.

Steven Esses

Mr. Esses is party to an employment agreement with us executed in May 2005, effective as of January 1, 2005. The term of this employment agreement expires on December 31, 2006, and is extended automatically for additional terms of two years each unless either Mr. Esses or we terminate the agreement sooner.

The employment agreement provides for a base salary of $5,000 per month, as adjusted annually for Israeli inflation and devaluation of the Israeli shekel against the U.S. dollar, if any. Additionally, the board may at its discretion raise Mr. Esses’s base salary.

The employment agreement provides that if the results we actually attain in a given year are at least 90% of the amount we budgeted at the beginning of the year, we will pay a bonus, on a sliding scale, in an amount equal to a minimum of 25% of Mr. Esses’s annual base salary then in effect, up to a maximum of 75% of his annual base salary then in effect if the results we actually attain for the year in question are 120% or more of the amount we budgeted at the beginning of the year.

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The employment agreement also contains various benefits customary in Israel for senior executives, tax and financial planning expenses and an automobile, and contains confidentiality and non-competition covenants. Pursuant to the employment agreement, we granted Mr. Esses demand and “piggyback” registration rights covering shares of our common stock held by him.

We can terminate Mr. Esses’s employment agreement in the event of death or disability or for “Cause” (defined as conviction of certain crimes, willful failure to carry out directives of our board of directors or gross negligence or willful misconduct). Mr. Esses has the right to terminate his employment upon a change in our control or for “Good Reason,” which is defined to include adverse changes in employment status or compensation, our insolvency, material breaches and certain other events. Additionally, Mr. Esses may retire (after age 65), retire early (after age 55) or terminate his agreement for any reason upon 150 days’ notice. Upon termination of employment, the employment agreement provides for payment of all accrued and unpaid compensation, and (unless we have terminated the agreement for Cause or Mr. Esses has terminated the agreement without Good Reason and without giving us 150 days’ notice of termination) bonuses due for the year in which employment is terminated (in an amount of not less than 20% of base salary) and severance pay in the amount of $330,000, except that in the event of termination of the agreement following a change of control, the amount payable is doubled. Furthermore, certain benefits will continue (for a shorter period, in the event of early retirement) and all outstanding options will be fully vested.

Pursuant to the terms of our employment agreement Mr. Esses, funds to secure payment of Mr. Esses’s contractual severance are to be deposited in a Rabbi Trust for his benefit, with payments to the Rabbi Trust to be made pursuant to an agreed-upon schedule. As of December 31, 2005, no funds had been deposited in this Rabbi Trust. Pursuant to the terms of the Rabbi Trust, funds in the Rabbi Trust continue to be owned by us, and benefit from all gains and bear the risk of all losses resulting from investments of Rabbi Trust funds.
See also “Certain Relationships and Related Transactions - Consulting Agreement with Sampen Corporation,” below.

Thomas J. Paup

Mr. Paup, our Vice President - Finance and Chief Financial Officer, is party to an employment agreement with us dated December 30, 2005. Under the terms of his employment agreement, Mr. Paup is entitled to receive a base salary of $135,000 per annum, and will be eligible for a bonus with a target equal to between 20% and 50% of the base salary. The actual bonus payout shall be determined based upon the Company’s achievement level against financial and performance objectives determined by the Compensation Committee of our Board of Directors.

Other employees have entered into individual employment agreements with us. These agreements govern the basic terms of the individual’s employment, such as salary, vacation, overtime pay, severance arrangements and pension plans. Subject to Israeli law, which restricts a company’s right to relocate an employee to a work site farther than sixty kilometers from his or her regular work site, we have retained the right to transfer certain employees to other locations and/or positions provided that such transfers do not result in a decrease in salary or benefits. All of these agreements also contain provisions governing the confidentiality of information and ownership of intellectual property learned or created during the course of the employee’s tenure with us. Under the terms of these provisions, employees must keep confidential all information regarding our operations (other than information which is already publicly available) received or learned by the employee during the course of employment. This provision remains in force for five years after the employee has left our service. Further, intellectual property created during the course of the employment relationship belongs to us.

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A number of the individual employment agreements, but not all, contain non-competition provisions which restrict the employee’s rights to compete against us or work for an enterprise which competes against us. Such provisions remain in force for a period of two years after the employee has left our service.

Under the laws of Israel, an employee of ours who has been dismissed from service, died in service, retired from service upon attaining retirement age, or left due to poor health, maternity or certain other reasons, is entitled to severance pay at the rate of one month’s salary for each year of service, pro rata for partial years of service. We currently fund this obligation by making monthly payments to approved private provident funds and by our accrual for severance pay in the consolidated financial statements.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of our board of directors for the 2005 fiscal year consisted of Dr. Jay M. Eastman, Jack E. Rosenfeld and Edward J. Borey. None of the members has served as on of our officers or employees.

REPORT OF THE COMPENSATION COMMITTEE

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act which might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 29, shall not be incorporated by reference into any such filings.

Objectives and Philosophy

We maintain compensation and incentive programs designed to motivate, retain and attract management and utilize various combinations of base salary, bonuses payable upon the achievement of specified goals, discretionary bonuses and stock options. Our Chief Executive Officer, Robert S. Ehrlich, our Chief Operating Officer, Mr. Steven Esses, and our Chief Financial Officer, Mr. Thomas J. Paup, are all parties to employment agreements with us.

Executive Officer Compensation

The employment agreement with Mr. Ehrlich provides that if the results we actually attain in a given year are at least 80% of the amount we budgeted at the beginning of the year, we will pay a bonus to Mr. Ehrlich, on a sliding scale, in an amount equal to a minimum of 35% of his annual base salary then in effect, up to a maximum of 90% of his annual base salary then in effect if the results we actually attain for the year in question are 120% or more of the amount we budgeted at the beginning of the year. We paid Mr. Ehrlich nothing during 2005 in satisfaction of the 2005 bonus to which he was entitled according to his contract.

The employment agreement with Mr. Esses provides that if the results we actually attain in a given year are at least 90% of the amount we budgeted at the beginning of the year, we will pay a bonus to Mr. Esses, on a sliding scale, in an amount equal to a minimum of 25% of his annual base salary then in effect, up to a maximum of 75% of his annual base salary then in effect if the results we actually attain for the year in question are 120% or more of the amount we budgeted at the beginning of the year. We paid Mr. Esses $12,000 during 2005 in satisfaction of the 2005 bonus to which he was entitled according to his contract (not including a $100,000 signing bonus that he was paid upon signing his employment agreement), which amount does not include $30,720 that we paid as a bonus to Sampen Corporation, a New York corporation owned by members of Steven Esses’s immediate family from which Mr. Esses receives a salary. See also “Certain Relationships and Related Transactions - Consulting Agreement with Sam-pen Corporation,” below.

The employment agreement with Mr. Paup provides that if the results we actually attain in a given year are at least 90% of the amount we budgeted at the beginning of the year, we will pay a bonus to Mr. Paup, on a sliding scale, in an amount equal to a minimum of 20% of his annual base salary then in effect, up to a maximum of 50% of his annual base salary then in effect if the results we actually attain for the year in question are 120% or more of the amount we budgeted at the beginning of the year. Mr. Paup’s entitlement to a bonus begins only in 2006, since he was employed by us for only two days in 2005.

As of December 31, 2005, Messrs. Ehrlich’s, Esses’s and Paup’s total options and restricted stock represented approximately 29.9%, 14.1% and 0.6%, respectively, of our outstanding stock options, which the Compensation Committee believes is an appropriate level of options for them considering their positions with Arotech.

Compensation of Other Employees

With respect to employees other than the Named Executive Officers, compensation is determined not by formula, but based on the achievement of qualitative and/or quantitative objectives established in advance of each year by the Chief Executive Officer and Chief Operating Officer, who then, pursuant to authority delegated by the Compensation Committee, determine remuneration of our employees based on such objectives.

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We seek to promote, including through our compensation plans, an environment that encourages employees to focus on our continuing long-term growth. Employee compensation is generally comprised of a combination of cash compensation and grants of options under our stock option plans. Stock options are awarded annually in connection with annual bonuses and, occasionally, during the year on a discretionary basis. Stock options are intended to offer an incentive for superior performance while basing employee compensation on the achievement of higher share value, and to foster the retention of key personnel through the use of schedules which vest options over time if the person remains employed by us. There is no set formula for the award of options to individual employees. Factors considered in making option awards to the employees other than the Named Executive Officers in 2005 included prior grants to the employees, the importance of retaining the employees services, the amount of cash bonuses received by the employees, the employees potential to contribute to our success and the employees’ past contributions to us.

Policy on Deductibility of Compensation

Changes made to the Internal Revenue Code of 1986, as amended (the “Code”) in 1993 limit our ability to deduct, for Federal income tax purposes, certain compensation in excess of $1,000,000 per year paid to individuals named in the Summary Compensation Table. This limitation was effective beginning in 1994. Based on its review of the facts and circumstances, the Committee has considered the provisions of Section 162(m) of the Code which, except in the case of “performance-based compensation” and certain other types of compensation (including compensation received under a stock option plan approved in accordance with Section 162(m) of the Code), limits to $1,000,000 the amount of Arotech’s federal income tax deduction for the compensation paid to any of the chief executive officer and the other four most highly paid executive officers. The Committee believes that our current compensation arrangements, which are primarily based on performance measures expected to be reflected in increasing stockholder value over time, are appropriate and in the best interests of Arotech and its stockholders, without regard to tax considerations. Thus, in the event of changes in the tax laws or their interpretation or other circumstances which might render some portion of the executive compensation paid by us non-deductible for federal tax purposes, the Committee would not anticipate making significant changes in the basic philosophy and practices reflected in our executive compensation program.

Submitted by the Compensation Committee

Dr. Jay M. Eastman
Jack E. Rosenfeld
Edward J. Borey

Performance Graph

The following graph compares the yearly percentage change in our cumulative total stockholder return on our common stock with the cumulative total return on the Nasdaq Market Index (Broad Market Index) and a self-constructed peer group index (the “Peer Group Index”) over the past five years, from December 31, 2000 through December 31, 2005.

The cumulative total stockholder return is based on $100 invested in our common stock and in the respective indices on December 31, 2000. The stock prices on the performance graph are not necessarily indicative of future price performance.

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CUMULATIVE TOTAL RETURN THROUGH DECEMBER 31, 2005 AMONG
AROTECH CORPORATION, NASDAQ MARKET INDEX,
AND PEER GROUP INDEX

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
AROTECH	100.00	35.39	13.65	38.81	34.54	7.89
PEER GROUP(1)	100.00	138.18	142.28	123.06	276.78	169.45
BROAD MARKET	100.00	78.95	54.06	81.09	88.06	89.27

 (1) The Peer Group Index is comprised of the following companies: Bio-Key International, Inc., Command Security Corporation, Firearms Training Systems, Inc., Guardian International, Inc. and ICTS International N.V. The returns of each company have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the “Audit Committee”) consists of three non-employee directors, Prof. Seymour Jones, Lawrence M. Miller, and Jack E. Rosenfeld, each of whom has been determined to be independent as defined by the Nasdaq rules and SEC regulations. The Audit Committee operates under a written charter adopted by the Board of Directors.

Management is responsible for Arotech’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of Arotech’s consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that Arotech’s audited consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

Arotech’s independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee discussed with the independent accountants that firm’s independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

Based on the Audit Committee’s discussions with management and the independent accountants, and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Arotech’s Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee

Bert W. Wasserman
Lawrence M. Miller
Jack E. Rosenfeld

FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by our independent accountants, Kost, Forer, Gabbay & Kasierer, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

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➢ Audit Fees. Audit fees billed or expected to be billed to us by Kost, Forer, Gabbay & Kasierer for the audit of the financial statements included in our Annual Report on Form 10-K, and reviews of the financial statements included in our Quarterly Reports on Form 10-Q, for the years ended December 31, 2005 and 2004 totaled approximately $530,000 and $594,924, respectively.

➢ Audit-Related Fees. Kost, Forer, Gabbay & Kasierer billed us $40,764 and $214,659 for the fiscal years ended December 31, 2005 and 2004, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the caption “Audit Fees,” above.

➢ Tax Fees. Kost, Forer, Gabbay & Kasierer billed us an aggregate of $10,000 and $9,491 for the fiscal years ended December 31, 2005 and 2004, respectively, for tax services, principally advice regarding the preparation of income tax returns.

➢ All Other Fees. The Audit Committee of the Board of Directors has considered whether the provision of the Audit-Related Fees, Tax Fees and all other fees are compatible with maintaining the independence of our principal accountant.

Applicable law and regulations provide an exemption that permits certain services to be provided by our outside auditors even if they are not pre-approved. We have not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.

Representatives of Kost, Forer, Gabbay & Kasierer are not expected to be present at the meeting.

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information regarding the ownership of our common stock, as of April 21, 2006, of those persons owning of record or known by us to own beneficially more than 5% of our common stock and of each of our Named Executive Officers and directors, and the shares of common stock held by all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(2)(3)	Percentage of Total Shares Outstanding(3)
Robert S. Ehrlich	2,932,546(4)	3.0%
Steven Esses	1,200,000(5)	1.2%
Avihai Shen**	630,153(6)	*
Thomas J. Paup	50,000(7)	*
Dr. Jay M. Eastman	98,334(8)	*
Jack E. Rosenfeld	100,334(9)	*
Lawrence M. Miller	496,813(10)	*
Edward J. Borey	51,000(11)	*
Prof. Seymour Jones	0	*
All of our directors and executive officers as a group (9 persons)	5,559,180(12)	5.6%

*Less than one percent.

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**	Mr. Shen ceased to act as our Chief Financial Officer in February 2006, and his employment with us terminated on March 31, 2006.
(1)	The address of each named beneficial owner is in care of Arotech Corporation, 1229 Oak Valley Drive, Ann Arbor, Michigan 48108.
(2)
Unless otherwise indicated in these footnotes, each of the persons or entities named in the table has sole voting and sole investment power with respect to all shares shown as beneficially owned by that person, subject to applicable community property laws.

(3)
Based on 95,490,846 shares of common stock outstanding as of March 15, 2006. For purposes of determining beneficial ownership of our common stock, owners of options exercisable within sixty days are considered to be the beneficial owners of the shares of common stock for which such securities are exercisable. The percentage ownership of the outstanding common stock reported herein is based on the assumption (expressly required by the applicable rules of the Securities and Exchange Commission) that only the person whose ownership is being reported has exercised his options for shares of common stock.

(4)
Consists of 618,165 shares held directly by Mr. Ehrlich, 50,000 shares held by Mr. Ehrlich’s wife (in which shares Mr. Ehrlich disclaims beneficial ownership), 161,381 shares held in Mr. Ehrlich’s pension plan, 3,000 shares held by children sharing the same household (in which shares Mr. Ehrlich disclaims beneficial ownership), and 2,100,000 shares issuable upon exercise of options exercisable within 60 days of March 15, 2006.

(5)	Consists of 165,000 shares held directly by Mr. Esses and 1,035,000 shares issuable upon exercise of options exercisable within 60 days of March 15, 2006.
(6)	Consists of 40,500 shares owned directly by Mr. Shen and 584,403 shares issuable upon exercise of options exercisable within 60 days of March 15, 2006.
(7)	Consists of 50,000 shares issuable upon exercise of options exercisable within 60 days of March 15, 2006.
(8)	Consists of 98,334 shares issuable upon exercise of options exercisable within 60 days of March 15, 2006.
(9)	Consists of 2,000 shares owned directly by Mr. Rosenfeld and 98,334 shares issuable upon exercise of options exercisable within 60 days of March 15, 2006.
(10)
Consists of 11,914 shares held directly by Mr. Miller, 376,565 shares held by Leon S. Gross and Lawrence M. Miller as co-trustees of the Rose Gross Charitable Foundation, and 108,334 shares issuable upon exercise of options exercisable within 60 days of March 15, 2006.

(11)	Consists of 16,000 shares owned directly by Mr. Borey and 43,334 shares issuable upon exercise of options exercisable within 60 days of March 15, 2006.
(12)	Includes 4,117,739 shares issuable upon exercise of options exercisable within 60 days of March 15, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, our directors, certain of our officers and any persons beneficially owning more than ten percent of our common stock are required to report their ownership of our common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and we are required to report any failure to file by these dates during 2005. Based solely on our review of such reports furnished to us, we are not aware of any instances during 2005, not previously disclosed by us, where such “reporting persons” failed to file the required reports on or before the specified dates, except as follows:

(i)
Mr. Ehrlich was required to file a Form 4 on or prior to December 31, 2004 in connection with (i) the repricing of 600,000 of his existing stock options and the accelerated vesting of 33,333 of those options, (ii) his abandonment of 227,000 of his existing stock options, and (iii) his receipt of 1,500,000 new stock options. He reported these transactions in a Form 5 filed on February 14, 2006.

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(ii)
Mr. Esses was required to file a Form 4 on or prior to December 31, 2004 in connection with (i) the repricing of 885,140 of his existing stock options and the accelerated vesting of 50,000 of those options, and (ii) his receipt of 114,860 new stock options. He reported these transactions in a Form 5 filed on February 14, 2006.

(iii)
Prof. Jones was required to file a Form 3 on or prior to July 21, 2005 in connection with his becoming a director. He filed this Form 3 on February 15, 2006. Additionally, as a result of technical problems with his EDGAR filing codes, his Form 5 that was supposed to be filed on or prior to February 14, 2006 was filed on February 15, 2006.

(iv)	Mr. Shen was required to file a Form 5 on or prior to February 14, 2006. He filed this Form 5 on February 17, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Officer Loans

On December 3, 1999, Robert S. Ehrlich purchased 125,000 shares of our common stock out of our treasury at the closing price of the common stock on December 2, 1999. Payment was rendered by Mr. Ehrlich in the form of non-recourse promissory notes due in 2009 in the amount of $167,975, bearing simple annual interest at a rate of 2%, secured by the shares of common stock purchased and other shares of common stock previously held by him. As of December 31, 2005, the aggregate amount outstanding pursuant to this promissory note was $201,570.

On February 9, 2000, Mr. Ehrlich exercised 131,665 stock options. Mr. Ehrlich paid the exercise price of the stock options and certain taxes that we paid on his behalf by giving us a non-recourse promissory note due in 2025 in the amount of $789,991, bearing annual interest (i) as to $329,163, at 1% over the then-current federal funds rate announced from time to time by the Wall Street Journal, and (ii) as to $460,828, at 4% over the then-current percentage increase in the Israeli consumer price index between the date of the loan and the date of the annual interest calculation, secured by the shares of our common stock acquired through the exercise of the options and certain compensation due to Mr. Ehrlich upon termination. As of December 31, 2005, the aggregate amount outstanding pursuant to this promissory note was $692,102.

On June 10, 2002, Mr. Ehrlich exercised 50,000 stock options. Mr. Ehrlich paid the exercise price of the stock options by giving us a non-recourse promissory note due in 2012 in the amount of $36,500, bearing simple annual interest at a rate equal to the lesser of (i) 5.75%, and (ii) 1% over the then-current federal funds rate announced from time to time, secured by the shares of our common stock acquired through the exercise of the options. As of December 31, 2005, the aggregate amount outstanding pursuant to this promissory note was $40,343.

Director Consulting Agreements

In January 2004, Mr. Edward J. Borey, who became one of our directors in December 2003, entered into a consulting agreement with us pursuant to which he had agreed to aid us in identifying potential acquisition candidates in exchange for transaction fees in respect of acquisitions in which he plays a “critical role” (as determined by us in our sole and absolute discretion) in identifying and/or

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initiating and/or negotiating the transaction in the amount of (i) 1.5% of the value of the transaction up to $10,000,000, plus (ii) 1.0% of the value of the transaction in excess of $10,000,000 and up to $50,000,000, plus (iii) 0.5% of the value of the transaction in excess of $50,000,000. We also had agreed to issue to Mr. Borey, at par value, a total of 32,000 shares of our common stock, the value of which was to be deducted from any transaction fees paid. 16,000 of these shares were earned and issued prior to termination of this agreement in August 2004.

Consulting Agreement with Sampen Corporation

We have a consulting agreement with Sampen Corporation that we executed in March 2005, effective as of January 1, 2005. Sampen is a New York corporation owned by members of Steven Esses’s immediate family, and Mr. Esses is an employee of Sampen. The term of this consulting agreement expires on December 31, 2006, and is extended automatically for additional terms of two years each unless either Sampen or we terminate the agreement sooner.

Pursuant to the terms of our agreement with Sampen, Sampen provides one of its employees to us for such employee to serve as our Executive Vice President and Chief Operating Officer. We pay Sampen $12,800 per month, plus an annual bonus, on a sliding scale, in an amount equal to a minimum of 20% of Sampen’s annual base compensation then in effect, up to a maximum of 75% of its annual base compensation then in effect if the results we actually attain for the year in question are 120% or more of the amount we budgeted at the beginning of the year. We also pay Sampen, to cover the cost of our use of Sampen’s offices as an ancillary New York office and the attendant expenses and insurance costs, an amount equal to 16% of each monthly payment of base compensation.

STOCKHOLDER COMMUNICATIONS AND PROPOSALS

Stockholder Communications with the Board of Directors

The Board has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board at <directors@arotech.com>. Non-management directors may be contacted as a group at <nonmanagement-directors@arotech.com>. Any Board committee or any chair of any such committee may be contacted as follows: <audit-chair@arotech.com>, <compensation-chair@arotech.com>, or <nominating-chair@arotech.com>. If you cannot send an electronic message, you may contact Board members by mail at: Arotech Board Members, 1229 Oak Valley Drive, Ann Arbor, Michigan 48108.

The Arotech Corporation Investor Relations Department is responsible for forwarding all such communications to the Board of Directors, and where appropriate, to management. Communications are screened to exclude certain items that are unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings, product complaints, product inquiries, new product suggestions, job inquiries, surveys, business solicitations or advertisements, and material that is unduly hostile, threatening, illegal or similarly unsuitable. Communications that are filtered out are made available to any director upon request. The Board may involve management in preparing its responses to stockholder communications.

Stockholder Proposals

Pursuant to the rules of the Securities and Exchange Commission, stockholder proposals made in accordance with Rule 14a-8 under the Exchange Act intended to be included in our proxy material for the next annual meeting must be received by us on or before January 15, 2007. Any proposals must be received at our principal executive offices, 1229 Oak Valley Drive, Ann Arbor, Michigan 48108, Attention: Corporate Secretary by the applicable date.

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Stockholder proposals submitted outside the processes of Rule 14a-8 must be received by our Corporate Secretary in a timely fashion. To be timely, such notice and information regarding the proposal and the stockholder must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices, 1229 Oak Valley Drive, Ann Arbor, Michigan 48108, not less than 45 days nor more than 60 days prior to the annual meeting; provided, however, that in the event that less than 60 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 7th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the Securities and Exchange Commission may be obtained without charge by writing to Stockholder Relations, Arotech Corporation, 1229 Oak Valley Drive, Ann Arbor, Michigan 48108. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on April 21, 2006. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2005 and certain other related financial and business information are contained in our 2005 Annual Report to Stockholders, which is being furnished to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

OTHER MATTERS

We are not aware of any other matter that may come before the annual meeting of stockholders and we do not currently intend to present any such other matter. However, if any such other matters properly come before the meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

By Order of the Board of Directors,

Yaakov Har-Oz
Senior Vice President, General Counsel and Secretary
Ann Arbor, Michigan
May 10, 2006

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Appendix A

[FORM OF WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.
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AROTECH CORPORATION

Warrant To Purchase Common Stock

Warrant No.:
Number of Shares of Common Stock:_____________
Date of Issuance: [February/March/April] [ ], 2006 (“Issuance Date”)

AROTECH CORPORATION, a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ____________________________, the registered holder hereof (the “Investor”) or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the date hereof, (the “Exercise Date”), but not after 11:59 p.m., New York Time, on the Expiration Date (as defined below), ______________ (_____________)1 fully paid nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 15. This Warrant (including all Warrants issued in exchange, transfer or replacement hereof, the “Warrants”) is one of the Warrants to purchase Common Stock (the “Amendment Warrants”) issued or that may be issued pursuant to one or more amendment agreements (collectively, the “Amendment Agreements”) entered into or that may be entered into between the Company and the Buyers (collectively, the “Buyers”) under that certain Securities Purchase Agreement dated as of September 29, 2005, including an amendment agreement with the Holder, dated as of [February/March/April] [ ], 2006 (the “Subscription Date”).

1.EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(g)), this Warrant may be exercised
_______________
1 Insert number equal to 40% of the shares exercisable under the Existing Warrants.

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by the Holder on any day from and after the Initial Exercise Date, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit I (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)) by delivery of a written notice, in the form attached hereto as Exhibit II. The date the Exercise Notice and the Aggregate Exercise Price (or notice of a Cashless Exercise) are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date”. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first Business Day following the Exercise Date, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice and the Aggregate Exercise Price to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the third Business Day following the Exercise Date, the Company shall direct the Transfer Agent to credit through The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system. On the Exercise Date, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. Upon surrender of this Warrant to the Company following one or more partial exercises, the Company shall as soon as practicable and in no event later than three Business Days after receipt of the Warrant and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. In the event that the Company is unable to electronically deliver the Warrant Shares because of applicable securities laws, then the Company shall issue and deliver to the address as specified in the Exercise Notice a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the holder of this Warrant is entitled pursuant to such exercise.

(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.594, subject to adjustment as provided herein.

(c) Company’s Failure to Timely Deliver Shares. Subject to Section 1(g), if the Company shall fail for any reason or for no reason within three Business Days of the Exercise Date to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant, and if after such third Business Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obliga-

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tion to issue such shares of Common Stock shall terminate, or (ii) promptly honor its obligation to credit to the Holder such shares of Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the date of the event giving rise to the Company’s obligation to deliver such certificate. Subject to Section 1(g), if the Company shall fail for any reason or for no reason within three Business Days of the Exercise Date to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant, then the Holder will have the right to rescind such exercise.

(d)Cashless Exercise. Notwithstanding anything contained herein to the contrary, if at any time during the period commencing ten (10) Business Days prior to the Holder’s delivery of an Exercise Notice and ending on the day of delivery of the Exercise Notice, the Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)
B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the Closing Sale Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(e)Absolute and Unconditional Obligation. The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

(f)Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

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(g)Limitations on Exercises

(i) Beneficial Ownership. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person’s affiliates) would beneficially own in excess of 4.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes, convertible debentures, convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Amendment Warrants, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

(ii) Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon exercise of this Warrant without breaching the Company’s obligations under the rules or regulations of the Principal Market (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount. Until such approval is obtained, no Buyer shall be issued, upon exercise or conversion, as applicable, of any Amendment Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the total number of shares of Common Stock underlying the Amendment Warrants issued to such Buyer pursuant to the Amendment Agreements on the Subscription Date and the denominator of which is the aggregate number of shares of Common Stock underlying all the Warrants issued to the Buyers pursuant to the Amendment Agreements on the Subscription Date (with respect to each Buyer, the “Exchange Cap Allocation”). In the event that any Buyer shall sell or otherwise transfer any of such Buyer’s Amendment Warrants, the transferee shall be allocated a pro rata portion of such Buyer’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of Amendment Warrants shall exercise all of such holder’s Amendment Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Exchange Cap Allocation, then the

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difference between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Amendment Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the Amendment Warrants then held by each such holder. In the event that the Company is prohibited from issuing any Warrant Shares for which an Exercise Notice has been received as a result of the operation of this Section 1(f)(ii), the Company shall pay cash in exchange for cancellation of such Warrant Shares, at a price per Warrant Share equal to the difference between the Closing Sale Price and the Exercise Price as of the date of the attempted exercise.

2. ADJUSTMENT UPON SUBDIVISION OR COMBINATION OF SHARES OF COMMON STOCK. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

3. RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(a)any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of the shares of Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Closing Bid Price of the shares of Common Stock on the trading day immediately preceding such record date; and

(b)the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of shares of Common Stock (or common stock) (“Other Shares of Common Stock”) of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant

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immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a)Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b)Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless (i)  the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section (4)(b) pursuant to written agreements in form and substance reasonably satisfactory to the Required Holders, including agreements to deliver to each holder of Warrants in exchange for such Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of the publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity), as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, as-

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sets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the Amendment Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Amendment Warrants, 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the Amendment Warrants then outstanding (without regard to any limitations on exercise).

6.WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7.REISSUANCE OF WARRANTS.

(a)Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

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(b)Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c)Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

(d)Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) promptly after the date on which the Company establishes a record date (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders; provided that no such action may increase the exercise price of any Amendment Warrant or decrease the number of shares or class of stock obtainable upon exercise of any Amendment Warrant without the written consent of the Holder. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Amendment Warrants then outstanding.

10. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation

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and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

11. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Investor and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

12. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

14. TRANSFER.

(a) This Warrant may be offered for sale, sold, transferred or assigned in compliance with the Federal and state securities laws without the consent of the Company.

(b) Except as provided in Section 2(f) of the Securities Purchase Agreement, the Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant, and a similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

15. PAYMENT OF TAXES. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant;

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provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Holder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid. The Holder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

16. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Bloomberg” means Bloomberg Financial Markets.

(b) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(d) “Common Stock” means (i) the Company’s shares of Common Stock, $0.01 par value per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(e) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(f) “Eligible Market” means the Principal Market, the American Stock Exchange, The New York Stock Exchange, Inc., The Nasdaq SmallCap Market or the OTC Bulletin Board.

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(g) “Expiration Date” means March 31, 2008; provided that if the Stockholder Approval (as such term is defined is the Amendment Agreement) is not obtained on or prior to June 30, 2006, the Expiration Date shall be extended for each day after June 30, 2006 that the Stockholder Approval is not obtained or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(h) “Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of either the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock.

(i) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(j) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(k) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(l) “Principal Market” means the Nasdaq National Market.

(m) “Registration Rights Agreement” means that certain registration rights agreement as defined in the Amendment Agreement between the Company and the Investor.

(n) “Required Holders” means the holders of the Amendment Warrants representing at least a majority of shares of Common Stock underlying the Amendment Warrants then outstanding.

(o) “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded ntity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.

[Signature Page Follows]
.

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    IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above
AROTECH CORPORATION

By:
Name: Robert S. Ehrlich
Title: Chief Executive Officer

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EXHIBIT I

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

AROTECH CORPORATION

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Arotech Corporation, a Delaware corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”), and tenders herewith payment to the Company of the aggregate exercise price in full, equal to $_____________________, together with all applicable transfer taxes, if any.

Please issue the Warrant Shares in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

Account Number:
  (if electronic book entry transfer)

Transaction Code Number:
(if electronic book entry transfer)

To the extent the foregoing exercise is for less than the full number of Warrant Shares issuable pursuant to the Warrant, a replacement Warrant representing the remainder of the Warrant Shares issuable (and otherwise of like form, tenor and effect) shall be delivered to holder.

The undersigned confirms the continuing validity of, and reaffirms as of the date hereof, the representations and warranties set forth in Section 2(b) of the Amendment Agreement, dated as of [February/March/April] [ ], 2006, between the Company and the Investor.

The undersigned agrees to comply with the prospectus delivery requirements (to the extent applicable) under the applicable securities laws in connection with any transfer of the aforesaid Warrant Shares.

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

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EXHIBIT II

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT TO PURCHASE COMMON STOCK PURSUANT TO CASHLESS EXERCISE PROVISIONS

AROTECH CORPORATION

Gentlemen:

The undersigned, registered holder of the Warrant to Purchase Common Stock delivered herewith, hereby irrevocably exercises such Warrant for, and purchases thereunder, shares of the Common Stock (“Warrant Shares”) of Arotech Corporation, a Delaware corporation, as provided below. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given in the Warrant. The portion of the Exercise Price to be applied toward the purchase of the Warrant Shares pursuant to this Exercise Notice is $_______. Such exercise shall be pursuant to the cashless exercise provisions of Section 1(d) of the Warrant; therefore, holder makes no payment with respect to this Exercise Notice. The number of shares to be issued pursuant to this exercise shall be determined by reference to the formula in Section 1(d) of the Warrant which, by reference to Section 1(d), requires the use of the Closing Price of the Company’s Common Stock on the day immediately preceding the date of this Exercise Notice, which is $______.

Please issue the Warrant Shares in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:
Account Number:
  (if electronic book entry transfer)

Transaction Code Number:
(if electronic book entry transfer)

To the extent the foregoing exercise is for less than the full number of Warrant Shares issuable pursuant to the Warrant, a replacement Warrant representing the remainder of the Warrant Shares issuable (and otherwise of like form, tenor and effect) shall be delivered to holder.

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The undersigned confirms the continuing validity of, and reaffirms as of the date hereof, the representations and warranties set forth in Section 2(b) through (j) of the Amendment Agreement, dated as of [February/March/April] [ ], 2006, between the Company and the Investor.

The undersigned agrees to comply with the prospectus delivery requirements (to the extent applicable) under the applicable securities laws in connection with any transfer of the aforesaid Warrant Shares.

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

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ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs American Stock Transfer & Trust Co. to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated February [ ], 2006 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Co.

AROTECH CORPORATION

By:
Name:
Title:

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FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Arotech Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Arotech Corporation with full power of substitution in the premises.

Dated: ,

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

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Appendix B

Arotech Corporation

AUDIT COMMITTEE CHARTER

I. STATEMENT OF POLICY

The Audit Committee shall assist the Board of Directors (the “Board”) of Arotech Corporation (“Arotech”) in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of Arotech and its subsidiaries (collectively, the “Company”), the Company’s system of internal controls regarding finance, accounting, legal compliance and ethics, and the audits of the Company’s financial statements. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communications among the Company’s Board of Directors, outside auditors and senior management. The Audit Committee’s primary responsibilities and duties are:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system.

•	Review and appraise the audit efforts of the Company’s independent accountants.

•
Assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues.

•	Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities identified in Section IV of this Charter.

The Company shall be responsible for the providing the Audit Committee with appropriate funding, as determined by the Audit Committee, in order to compensate the outside auditors and advisors engaged by or employed by the Audit Committee.

II. COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall consist of at least three “independent” Directors of Arotech and shall serve at the pleasure of the Board. An “independent” Director is defined as an individual who (a) is not an officer or salaried employee or an affiliate of the Company, (b) does not have any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as an Audit Committee member, (c) meets the independence requirements of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market or such other securities exchange or market on which Arotech’s securities are traded and (d) except as permitted by the SEC and the Nasdaq Stock Market or such other securities exchange or market on which Arotech’s securities are traded, does not accept any consulting, advisory or other compensatory fee from the Company.

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At least one member of the Audit Committee shall be a “financial expert” as defined by the SEC and the Nasdaq Stock Market or such other securities exchange or market on which Arotech’s securities are traded. Each Audit Committee member must be able to read and understand financial statements, including a balance sheet, income statement, and cash flow statement.

The members of the Audit Committee shall be designated by the full Board from time to time. The Board shall designate one member of the Audit Committee to serve as chairperson of the committee.

III. MEETINGS AND MINUTES

The Audit Committee shall meet at least quarterly, with additional meetings if circumstances require, for the purpose of satisfying its responsibilities. The Audit Committee shall maintain minutes of each meeting of the Audit Committee and shall report the actions of the Audit Committee to the Board, with such recommendations as the Audit Committee deems appropriate.

IV. RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE

The Audit Committee shall oversee and monitor the Company’s accounting and financial reporting process, internal control system and disclosure control system, review the audits of the Company’s financial statements and review and evaluate the performance of the Company’s outside auditors. In fulfilling these duties and responsibilities, the Audit Committee shall take the following actions, in addition to performing such functions as may be assigned by law, the Company’s certificate of incorporation, the Company’s bylaws or the Board.

1.
The Audit Committee shall assume direct responsibility for the appointment, retention and oversight of the work of the outside auditors and, when appropriate, the replacement of the outside auditors. As part of the audit process, the Audit Committee shall meet with the outside auditors to discuss and decide the audit’s scope. The Audit Committee shall determine that the outside audit team engaged to perform the external audit consists of competent, experienced, auditing professionals. The Audit Committee shall also review and approve the compensation to be paid to the outside auditors and shall be authorized to compensate the outside auditors.

2.
The Audit Committee shall take, or recommend that the full Board take, appropriate action to ensure the independence of the outside auditors. The Audit Committee shall require the outside auditors to advise the Company of any fact or circumstances that might adversely affect the outside auditors’ independence or judgment with respect to the Company under applicable auditing standards. The Audit Committee shall require the outside auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the outside auditors and the Company that may affect the objectivity and independence of the outside auditors. Such statement shall confirm that the outside auditors are not aware of any conflict of interest prohibited by Section 10A(l) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

3.
The Audit Committee shall require the outside auditors to advise the Audit Committee in advance in the event that the outside auditors intend to provide any professional services to the Company other than services provided in connection with an audit or a review of the Com-

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pany’s financial statements (“non-audit services”); provided that such non-audit services are not listed in Section 10A(g) of the Exchange Act (“prohibited services”). The Audit Committee shall approve, in advance, any non-audit services to be provided to the Company by the Company’s outside auditing firm

4.
The Audit Committee shall obtain confirmations from time to time from the Company’s outside auditing firm that such firm is not providing to the Company (i) any prohibited services, or (ii) any other non-audit service or any auditing service that has not been approved in advance by the Audit Committee. The Audit Committee shall have the authority to approve the provision of non-audit services that have not been pre-approved by the Audit Committee, but only to the extent that such non-audit services qualify under the de minimus exception set forth in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee shall record in its minutes and report to the Board all approvals of non-audit services granted by the Audit Committee.

5
The Audit Committee shall meet with the outside auditors, with no management in attendance, to openly discuss the quality of the Company’s accounting principles as applied in its financial reporting, including issues such as (a) the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be used by the Company, (b) the clarity of the Company’s financial disclosures and (c) the degree of aggressiveness or conservatism that exists in the Company’s accounting principles and underlying estimates and other significant decisions made by the Company’s management in preparing the Company’s financial disclosures. The Audit Committee shall then meet, without operating management or the outside auditors being present, to discuss the information presented to it.

6
The Audit Committee shall meet with the outside auditors and management to review the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K and discuss any significant adjustments, management judgments and accounting estimates and any significant new accounting policies before such forms are filed with the SEC. The Audit Committee shall require the outside auditors to report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, ramifications of the use of such alternative disclosures and treatments, the treatments preferred by the outside auditors and other material written communications between the outside auditors and the Company’s management, including management’s letters and schedules of unadjusted differences.

7
Upon the completion of the annual audit, the Audit Committee shall review the audit findings reported to it by the outside auditors, including any comments or recommendations of the outside auditors, with the entire Board.

8
The Audit Committee shall review all reports received from the federal and state regulatory authorities and assure that the Board is aware of the findings and results. In addition, it will meet with the appropriate members of senior management designated by the Audit Committee to review the responses to the respective regulatory reports.

9
The Audit Committee shall consider and review with management: (a) significant findings during the year and management’s responses thereto, including the status of previous audit ecommendations and (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of activities or access to required information.

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10
The Audit Committee shall consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices, as suggested by the outside auditors or management, and the Audit Committee shall review with the outside auditors and management the extent to which such changes have been implemented (to be done at an appropriate amount of time prior to the implementation of such changes as decided by the Audit Committee).

11	The Audit Committee shall prepare a letter for inclusion in the Company’s proxy statement describing the discharge of the Audit Committee’s responsibilities.

12
The Audit Committee will review and update this Charter periodically, at least annually, and as conditions may dictate. The Audit Committee Charter shall be presented to the full Board for its approval of any changes.

13
Commencing on such date as Section 102(a) of the Sarbanes-Oxley Act of 2002 (the “Act”) becomes effective, the Audit Committee shall obtain confirmation from the outside auditors at the commencement of each audit that such firm is a “registered public accounting firm” as such term is defined under the Act.

14	The Audit Committee shall have the authority to engage independent counsel and other advisers as it determines necessary to perform its duties.

15
The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16	The Audit Committee shall investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.

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ANNUAL MEETING OF STOCKHOLDERS OF

AROTECH CORPORATION

June 19, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. To fix the number of Class I directors at two and to elect two Class I directors for a three-year term ending in 2009 and continuing until their successors are duly elected and qualified:			FOR	AGAINST	ABSTAIN
2. To ratify, for purposes of NASD Marketplace Rule 4350(i)(1)(C)(ii), the issuance in February, March and April of 2006 of warrants expiring March 31, 2008 to purchase up to 3,925,071 shares of our common stock at a price of $0.594 per share

3.  To amend our Amended and Restated Certificate of Incorporation in order to effect a one-for-eight reverse stock split
			☐ ☐	☐ ☐	☐ ☐

☐	FOR ALL NOMINEES
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m Dr. Jay M. Eastman
☐	FOR ALL EXCEPT (See instructions below)	m Steven Esses
PLEASE SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Arotech Corporation dated May 10, 2006 and of Arotech Corporation’s Annual Report for the fiscal year ended December 31, 2005.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Mark here if you plan to attend the meeting: ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If you are signing for a corporation, please sign in the full corporate name by President or other authorized officer. If you are signing for a partnership, please sign in the partnership name by authorized person.

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PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

 AROTECH CORPORATION

FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 19, 2006

The undersigned, having received the Notice of the Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of Arotech Corporation (the “Company”), hereby appoint(s) Robert S. Ehrlich and Yaakov Har-Oz, and each of them, proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of the Company to be held on Monday, June 19, 2006 at 10:00 a.m. local time in the Lexington Room of the Shelburne Murray Hill Hotel, 303 Lexington Avenue, New York, New York, and all postponements and adjournments thereof (the “Meeting”), and there to vote all shares of common stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters that may come before the Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

This Proxy, when properly executed, will be voted in the manner specified herein. If no specification is made, the proxies intend to vote FOR the nominees and FOR the other proposals set forth herein and described in the Board of Directors’ Proxy Statement. If any of the nominees is not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of stock for said Meeting.

SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.

(Continued and to be signed on the reverse side)

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ANNUAL MEETING OF STOCKHOLDERS OF

AROTECH CORPORATION

June 19, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible. - OR -	COMPANY NUMBER
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. - OR -	ACCOUNT NUMBER
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. To fix the number of Class I directors at two and to elect two Class I directors for a three-year term ending in 2009 and continuing until their successors are duly elected and qualified:			FOR	AGAINST	ABSTAIN
2. To ratify, for purposes of NASD Marketplace Rule 4350(i)(1)(C)(ii), the issuance in February, March and April of 2006 of warrants expiring March 31, 2008 to purchase up to 3,925,071 shares of our common stock at a price of $0.594 per share

3.  To amend our Amended and Restated Certificate of Incorporation in order to effect a one-for-eight reverse stock split
			☐ ☐	☐ ☐	☐ ☐

☐	FOR ALL NOMINEES
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m Dr. Jay M. Eastman
☐	FOR ALL EXCEPT (See instructions below)	m Steven Esses
PLEASE SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Arotech Corporation dated May 10, 2006 and of Arotech Corporation’s Annual Report for the fiscal year ended December 31, 2005.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Mark here if you plan to attend the meeting: ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If you are signing for a corporation, please sign in the full corporate name by President or other authorized officer. If you are signing for a partnership, please sign in the partnership name by authorized person.